Exhibit 99.1

February 25, 2010 2010 First Quarter Investor Handout 1

Table of Contents Overview Discussion 3 4Q09 Financial Overview 13 Quarterly performance highlights 14 Significant items impacting comparisons 18 Income Statement 19 Pre-tax, pre-provision trends 20 Net interest margin 21 Noninterest income 25 Noninterest expense 28 Efficiency ratio / operating leverage 31 Balance Sheet 33 Investment Securities 36 Loan Portfolio Overview 43 Credit exposure composition 44 Loan & lease trends 46 Commercial loans 49 Risk grade distribution 52 Commercial & industrial 53 Commercial real estate 61 CRE core / noncore 74 Consumer loans and leases 81 Automobile loans and leases 84 Residential real estate loans 91 Home equity loans and lines 94 Residential mortgages 102 Other consumer loans 112 Credit Quality Review 114 Credit quality trends overview 115 Credit quality metrics 116 Delinquency trends 117 Net charge-offs 120 NALs, NPAs, & ARLs 122 ALLL, AULC, ACL 125 Relative performance 126 Non-Franklin Reconciliations 129 Deposits & Other Funding 142 Deposit trends 143 Other funding 147 Illustrative Internal SCAP Analysis 148 Capital 153 Capital actions 154 Franchise 160 Organization 164 Business Segment Summary 169 2

Overview Discussion 3

2009 Report Card Strengthened the balance sheet Built liquidity Addressed credit risk Enhanced risk management practices and oversight Franklin Commercial real estate Commercial and business banking Consumer loans Built loan loss reserves Improved deposit mix Reduced wholesale funding Strengthened capital 4 Grew pre-tax, pre-provision income Strengthened management Strengthened the board of directors Completed the Warren Bank acquisition Developed / began implementation of a 3-year strategic plan Made investments in growth

2010 Outlook (1) Economy stabilizes at or near its current level throughout the year Net charge-offs and provision expense meaningfully below 2009 levels Allowance for credit losses expected to decline on an absolute basis from 12/31/09 level, reflecting utilization of existing reserves for elevated inherent losses Net interest margin that is up from 3.19% level of 4Q09 Core deposit growth expected to remain strong Loans expected to be flat-to-up slightly, reflecting increases in C&I and certain consumer segments with CRE declining Fee income that is flat-to-down slightly from 4Q09 level, primarily reflecting increases in asset management and brokerage/insurance revenues, offset by NSF/OD challenges in deposit service charges Expenses that increase, reflecting investments in growth, and implementation of key strategic initiatives Return to quarterly profitability expected some time during 2010 5 (1) As of 1/22/10, the date of the fourth quarter earnings review conference call.

2010 Objectives Grow revenue Improve cross sell and share-of-wallet profitability across all business segments Grow key fee businesses... existing and new Lower NCOs and NPAs Reduce CRE "noncore" exposure Return to quarterly profitability some time during the year Move to a Higher Performance / Execution Level 6

1Q08 214.8 2Q08 251.2 3Q08 289.4 4Q08 195.1 1Q09 224.6 2Q09 229.3 3Q09 237.1 4Q09 242.1 1Q10 2Q10 3Q10 4Q10 Improve Pre-Tax, Pre-Provision Income (1) 7 (1) See Basis of Presentation for definition, as well as reconciliation slide in the Appendix ($MM) $275.0 3Q10 Target Drivers Higher net interest income Improved loan / deposit spreads Loan growth Investment securities growth Core deposit growth Controlled noninterest expense

Optimize Current Franchise 8 Staged Strategic Plan Implementation Lay the Foundation Invest in the Core Capital and liquidity Organizational changes Build management depth Credit and risk management Cross-sell / share of wallet Profitability / pricing Invest in capabilities Build out sales forces, channels, and products Leverage the "successes" 2011 The strategic plan will be executed in logical stages Selective M&A - as opportunities arise 2010 2009

Retail and Business Banking Commercial Banking Commercial Real Estate Auto Finance and Dealer Services Private Financial Group Retail and Business Banking Deposit Product Pricing Director Fee Income Director Consumer Lending Director Payments & Channels Director Chief Marketing Officer Treasury Management Director Commercial Banking Large Corporate Director Asset Based Lending Director Private Financial Group Currency Risk Management - 5 FTE Trust Business Development - 7 FTE Brokerage Sales - 14 FTE National Settlements - 4 FTE Technology and Operations Chief Financial Officer Chief Risk Officer Chief Credit Officer Strategy & Segment Performance Corporate PR & Communications General Counsel Chief Auditor Human Resource Director Business Segments Positioning for Growth 9 Positioning for Growth Support New senior executive / management position / hires

10 De-risked balance sheet Enhanced oversight and governance Move away from thrift-like balance sheet of CRE and CDs Improved deposit and loan spreads Greater customer share- of-wallet and profitability Primary bank - what we measure and reward Sales management and capacity Distribution / channels Brand investment In footprint Core strategy not dependent on acquisitions A Comprehensive, Integrated Strategy Shared accountability, performance evaluations, and incentives Integrated sales / service model across all segments Alignment of common metrics / incentives Enterprise-wide "Know the Customer" information and sales systems Strong Credit and Risk Management Optimized Balance Sheet and Profitability Cross-Sell and Share of Wallet Profitability Targeted Expansion and Investments Opportunistic M & A Performance Drivers Opportunities 1 2 3 4 5

Why We Will Succeed Right-sized our risk appetite Incentive plans requiring cross-sell / share of wallet improvement Enhanced relationship management technology and upgraded MIS / performance tracking mechanisms Rigorous goal setting with frequent, methodical, face-to- face follow-up Improved colleague accountability Highly engaged and re-energized colleagues with a sense of "shared fate" It's All About Focus and Execution 11

Important Messages Balance sheet has been strengthened and is getting stronger... loans, investment securities, deposits, and other funding Sufficient capital raised to weather a stressed economic scenario... no current plans to raise new capital Credit outlook is improving Increased opportunities / attention on growing revenue Making investments to grow key fee businesses Return to quarterly profitability expected some time in 2010 Getting Stronger Every Day 12

2009 Fourth Quarter Overview 13

Quarterly Performance Highlights 4Q09 3Q09 2Q09 1Q09 4Q08 EPS $(0.56) $(0.33) $(0.40) $(6.79) $(1.20) Pre-tax pre-provision income ($MM) (1) $242.1 $237.1 $229.3 $224.6 $195.1 Net interest margin 3.19% 3.20% 3.10% 2.97% 3.18% Efficiency ratio (2) 49.0% 61.4% 51.0% 60.5% 64.6% Loan & lease growth (3) (8)% (12)% (18)% (6)% 4% Core deposit growth (4) 16% 10% 17% 9% 3% Net charge-off ratio 4.80% 3.76% 3.43% 3.34% 5.41% Net charge-off ratio: non-Franklin (5) 4.84% 3.85% 3.58% 2.12% 1.36% Period End Ratios NPA ratio 5.57% 6.26% 5.18% 4.46% 3.97% ALLL/loans & leases 4.03% 2.77% 2.38% 2.12% 2.19% ACL/loans & leases 4.16% 2.90% 2.51% 2.24% 2.30% Tier 1 risk-based capital ratio 12.03% 13.04% 11.85% 11.14% 10.72% Total risk-based capital ratio 14.41% 16.23% 14.94% 14.26% 13.91% Tangible common equity/assets 5.92% 6.46% 5.68% 4.65% 4.04% 14 (1) See pre-tax pre-provision reconciliation slide (2) Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities (losses) gains (3) Linked-quarter annualized average balance growth rate; impacted by loan sales (4) Linked-quarter annualized average balance growth rates (5) See non-Franklin credit metrics reconciliation

2009 Fourth Quarter Highlights $369.7 million reported net loss or $(0.56) EPS $242.1 million pre-tax, pre-provision income (1), up $4.9 million, or 2%, linked-quarter $11.2 MM, or 3%, increase in net interest income Reviewed reserving assumptions and practices in view of continued economic weakness and uncertainty to assure capacity and flexibility to address resolution of problem credits going forward Loan loss reserves strengthened $894.0 MM provision, more than double NCOs 4.16% allowance for credit losses ratio, up from 2.90% 80% NAL coverage, up from 50% NALs and NPAs trends improve $286.0 MM, or 12%, decline in NPAs $405.2 MM, or 45% decline in new NPAs Rate of increase in "criticized" and "classified" loans is slowing 15 See Basis of Presentation for definition, as well as reconciliation on slide #13

2009 Fourth Quarter Highlights Capital remains a positive story 12.05% and 14.43% Tier 1 and Total risk-based capital ratios, respectively... $2.6 billion and $1.9 billion, respectively, above well capitalized thresholds 5.92% tangible common equity ratio, down 54 bps linked-quarter Liquidity position strengthened 16% annualized linked-quarter growth in average total core deposits 91% period end loan-to-deposit ratio, improved from 94% at September 30, 2009 $1.8 billion reduction in noncore funding Continued to build board strength Richard W. Neu, Board of Directors 16

Quarterly Earnings 17

2009 - 2008 Quarterly 18 Significant Items (1) Impacting Financial Performance Comparisons - Reconciliation

Income Statement 19

Pre-Tax, Pre-Provision Income (1) 20

Amount 1Q04 0.0336 2Q04 0.0329 3Q04 0.033 4Q04 0.0338 0.0332 1Q05 0.0331 2Q05 0.0336 3Q05 0.0331 4Q05 0.0334 1Q06 0.0332 2Q06 0.0334 3Q06 0.0322 4Q06 0.0328 1Q07 0.0336 2Q07 0.0326 3Q07 0.0352 4Q07 0.0326 1Q08 0.0323 2Q08 0.0329 3Q08 0.0329 4Q08 0.0318 1Q09 0.0297 2Q09 0.031 3Q09 0.032 4Q09 0.0319 Amount 1Q04 225.708 2Q04 225.482 3Q04 229.922 4Q04 238.215 3.7 1Q05 238.059 2Q05 244.861 3Q05 245.371 4Q05 247.513 1Q06 247.516 2Q06 266.179 3Q06 259.403 4Q06 262.104 1Q07 259.602 2Q07 257.518 3Q07 263.753 151.592 4Q07 388.296 1Q08 382.324 2Q08 395.49 3Q08 394.087 4Q08 380.006 1Q09 341.087 2Q09 351.115 3Q09 366.996 4Q09 376.561 Change 4Q09 vs. 3Q09: Funding mix 12 bps Rate changes 2 bps Liquidity (15) bps Total Change (1) bps Net Interest Income & Margin Trends (1) Net Interest Income (FTE) Net Interest Margin (FTE) ($MM) 21 (1) Fully-taxable equivalent basis

Net Interest Margin - Yields & Rate Trends NIM - Yields & Rates Earning Assets Yield E/A Yield 4Q08 1Q09 2Q09 3Q09 4Q09 Loans 0.0553 0.049 0.0502 0.0504 0.0507 Investment Securities 0.0594 0.0571 0.0469 0.0404 0.0325 E/A yield 0.0557 0.0499 0.0499 0.0486 0.047 22 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 E/A Yield 0.0572 0.0542 0.0523 0.0511 0.0489 0.0476 0.0489 0.0505 0.0521 0.0552 0.0572 0.0601 0.0621 0.0655 0.0673 0.0686 0.0698 0.0692 0.0725 0.0688 0.064 0.0585 0.0577 0.0557 0.0499 0.0499 0.0486 0.047 Int Brg Liab Rate 0.0226 0.0211 0.0193 0.0185 0.0171 0.0166 0.0182 0.0194 0.0227 0.0256 0.0282 0.0312 0.0343 0.0374 0.0402 0.0412 0.0414 0.042 0.0424 0.0409 0.0353 0.0285 0.0279 0.0274 0.0231 0.0214 0.0193 0.018 Fed Funds 0.0125 0.01 0.01 0.01 0.01 0.0125 0.0175 0.0225 0.0275 0.0325 0.0375 0.0425 0.0445 0.049 0.0525 0.0525 0.0525 0.0525 0.0518 0.0452 0.0306 0.0208 0.02 0.0106 0.0025 0.0025 0.0025 0.0025 Net Int Margin 0.0363 0.0347 0.0346 0.0342 0.0336 0.0329 0.033 0.0338 0.0331 0.0336 0.0331 0.0334 0.0332 0.0334 0.0322 0.0328 0.0336 0.0326 0.0352 0.0326 0.0323 0.0329 0.0329 0.0318 0.0297 0.031 0.032 0.0319 Earning assets Interest bearing liabilities Fed Funds Net Interest Margin Loans Investment Securities

Earning Assets and Funding Composition Trends 4Q08 1Q09 2Q09 3Q09 4Q09 Loans and leases 0.87 0.88 0.86 0.83 0.79 Investment securities 0.09 0.1 0.12 0.15 0.19 Other E/A 0.03 0.03 0.03 0.02 0.02 Earning Asset Composition Funding 23 (1) Average balances 4Q08 1Q09 2Q09 3Q09 4Q09 Core dep. - xld DDA 0.58 0.59 0.62 0.64 0.66 Other deposits 0.11 0.11 0.11 0.09 0.08 FHLB & other S-T 0.11 0.08 0.04 0.04 0.03 Sub. notes & other L-T 0.09 0.1 0.1 0.09 0.09 DDA-nonint. Bearing 0.11 0.12 0.13 0.14 0.14

Net Interest Income at Risk (1) Forward Curve +2%, -2%, & -1% Gradual Change in Rates Managing Interest Rate Risk 2% Rate Rise 2% Rate Fall 1% Rate Fall 2Q01 -0.021 3Q01 -0.017 4Q01 -0.012 1Q02 -0.016 2Q02 -0.013 3Q02 -0.005 4Q02 -0.007 -0.002 1Q03 -0.006 -0.001 2Q03 -0.008 -0.001 3Q03 -0.01 -0.003 4Q03 -0.005 -0.003 1Q04 -0.003 -0.005 2Q04 -0.001 -0.003 3Q04 0.005 -0.005 4Q04 0.002 -0.005 1Q05 0.01 -0.018 -0.008 2Q05 0.007 -0.024 -0.008 3Q05 0.007 -0.017 -0.006 4Q05 0.003 -0.013 -0.005 1Q06 0.003 -0.015 -0.005 2Q06 -0.008 0.021 0.02 3Q06 -0.009 0.003 0.001 4Q06 -0.004 0 0 1Q07 0.004 -0.001 0.002 2Q07 0.002 -0.002 0.001 3Q07 0.008 -0.008 -0.003 4Q07 0.022 -0.03 -0.013 1Q08 -0.007 -0.016 -0.004 2Q08 -0.006 -0.003 0 3Q08 0.008 -0.023 -0.007 4Q08 0.011 -0.003 -0.009 1Q09 0.03 -0.004 -0.016 2Q09 0.018 -0.015 -0.012 3Q09 0.009 -0.021 -0.014 4Q09 -0.004 -0.003 0.002 24 (1) Estimated impact on annualized net interest income over the next 12-month period assuming a gradual change in rates over the next 12-month period above and beyond any rate change already implied in the current yield curve.

Noninterest Income Trends 25 Linked Quarter

Noninterest Income Trends 26 Prior-year Quarter

Mortgage Banking Income ($MM) 4Q09 3Q09 2Q09 1Q09 4Q08 Origination & secondary marketing $16.5 $16.5 $31.8 $30.0 $7.2 Servicing fees 12.3 12.3 12.0 11.8 11.7 Amortization of capitalized servicing (10.8) (10.1) (14.4) (12.3) (6.5) Other mortgage banking income 4.5 4.1 5.4 9.4 3.0 Sub-total 22.4 22.9 34.8 38.9 15.3 MSR recovery (impairment) 15.5 (17.3) 46.6 (10.4) (63.4) Net trading gains (losses) (13.3) 15.9 (50.5) 6.9 41.3 Total $24.6 $21.4 $30.8 $35.4 $(6.7) Investor servicing portfolio (1) ($B) $16.0 $16.1 $16.2 $16.3 $15.8 Weighted average coupon 5.68% 5.73% 5.78% 5.86% 5.95% Originations ($B) $1.1 $1.0 $1.6 $1.5 $0.7 Mortgage servicing rights (1) $214.6 $201.0 $219.3 $167.8 $167.4 MSR % of investor servicing portfolio (1) 1.34% 1.24% 1.35% 1.03% 1.06% (1) End-of-period 27

Noninterest Expense Trends Linked Quarter 28

Noninterest Expense Trends 29 Prior-year Quarter

Noninterest Expense Trends Personnel Other 1Q08 201.943 149.621 2Q08 199.991 177.812 3Q08 184.827 154.169 4Q08 196.785 193.309 1Q09 175.932 191.124 2Q09 171.735 231.4 3Q09 172.152 228.945 4Q09 180.663 215.548 4Q07 11925 1Q08 11787 2Q08 11251 3Q08 10901 4Q08 10951 1Q09 10540 2Q09 10342 3Q09 10194 4Q09 10272 Noninterest Expense (1) Number of Employees (FTE) ($MM) 30 (1) Excluding goodwill impairment in 1Q09 and 2Q09 of $2,602.7 MM and $4.2 MM, respectively; and 2Q09 and 4Q09 gains on the redemption of debt of $67.4 MM and $73.6 MM, respectively

2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Efficiency Ratio - Reported 0.569 0.503 0.646 0.605 0.51 0.614 0.49 Efficiency Ratio - Adjusted 0.54 0.496 0.837 0.598 0.604 0.608 0.601 Efficiency Ratio Trends (1) Reported revenue and expenses adjusted for automobile operating lease expense and other items affecting comparability including merger costs. See Operating Leverage & Efficiency Ratio Trend slide for a reconciliation between GAAP and adjusted revenue and expenses. (1) 31

Operating Leverage & Efficiency Ratio Trends 32

Balance Sheet 33

Balance Sheet - Assets 34

Balance Sheet - Liabilities & Shareholders' Equity 35

Investment Securities 36

Investment Securities 4Q05 4290 0.0496 1Q06 4686 0.0523 2Q06 5050 0.0551 3Q06 4945 0.0564 4Q06 4386 0.0613 1Q07 4186 0.0621 2Q07 3882 0.062 3Q07 4626 0.0619 4Q07 4496 0.061 1Q08 4477 0.0588 2Q08 4688 0.0569 3Q08 4687 0.0573 4Q08 4478 0.0594 1Q09 4426 0.0571 2Q09 5307 0.0469 3Q09 6639 0.0404 4Q09 8834 0.0325 Investment Securities 4Q05 0.146 1Q06 0.155 2Q06 0.158 3Q06 0.155 4Q06 0.138 1Q07 0.134 2Q07 0.123 3Q07 0.099 4Q07 0.095 1Q08 0.094 2Q08 0.097 3Q08 0.098 4Q08 0.094 1Q09 0.0950376 2Q09 0.1167 3Q09 0.1458 4Q09 0.189 Investment Securities Average Balances & Yield % of Average Earning Assets ($MM) 37

Investment Securities Trends Linked Quarter - Average 38 Treasury/Agency debt with final maturities less < 2 years Agency CMOs with weighted average life of 2.5 years

AFS Securities Overview - 12/31/09 39

Investment Securities - Assessment (1) 40 Par Value Book Value Market Value OCI Alt-A mortgage backed $155 MM $136 MM $117 MM $(19) MM - Purchased 2006 % to Par Value 75% - 8 securities - senior tranche - 10/1 ARMs or 15 / 30 year fixed; no option ARMs - Cash flow analysis performed monthly to test for OTTI with third-party validation Trust preferred 298 242 106 (136) - Purchased 2003-2005 % to Par Value 36% - 16 pools with 480 separate issues - 87% = 1st / 2nd tier bank trust preferred securities with no REIT trust preferreds - Cash flow analysis performed quarterly to test for OTTI with third-party validation Prime CMOs 546 534 477 (57) - Purchased 4Q03-4Q07 % to Par Value 87% - 31 securities - Cash flow analysis performed monthly to test for OTTI with quarterly third-party validation Total $999 MM $912 MM $700 MM $(212) MM 12/31/09 OCI - accumulated other comprehensive income; pre-tax OTTI - other-than-temporary impairment

Mortgage Backed Agency Asset Backed Muni's Treasuries TLGP Debt Other 12/31/03 0.448 0.234 0.13 0.088 0.061 0 0.039 12/31/04 0.337 0.228 0.283 0.098 0.005 0 0.049 12/30/05 0.3695 0.0732 0.3952 0.1204 0.0043 0 0.0374 12/31/06 0.429 0.034 0.362 0.136 0.001 0 0.038 12/31/07 0.521 0.033 0.193 0.154 0 0 0.099 12/31/08 0.5 0.13 0.11 0.16 0 0 0.1 12/31/2009 0.46 0.32 0.11 0.01 0.01 0.03 0.06 Available for Sale Securities Mix 12/31/09 $8.6 B 2.5 Years (2) 6% / 94% (1) 12/31/06 $4.4 B 3.2 Years 14% / 86% (1) 12/31/07 $4.5 B 3.5 Years 7% / 93% (1) 12/31/08 $4.4 B 5.2 Years 12% / 88% (1) 41 (1) Variable-rate / fixed-rate; ARM's > 1 year classified as fixed-rate (2) As of 11/30/09

AAA AA A BBB Not Rated / BBB- and lower FRB & FHLB Stock 12/03 0.798 0.088 0.057 0.022 0.018 0.017 12/04 0.6 0.09 0.25 0.05 0.01 0.02 12/05 0.581 0.145 0.235 0.038 0 0.02 12/06 0.8233 0.062 0.094 0.021 0 0.035 12/07 0.891 0.047 0.057 0.001 0.004 0.093 12/08 0.689 0.142 0.076 0.016 0.077 0.099 12/09 0.878 0.027 0.01 0.021 0.064 0.044 Investment Securities - Credit Quality (1) 42 (1) Percent calculation excludes FRB/FHLB stock required to be held by regulation

Loan Portfolio Overview 43

Credit Exposure Composition ($B) 12/31/09 12/31/09 12/31/09 12/31/08 12/31/08 12/31/08 12/31/07 12/31/07 12/31/07 12/31/06 12/31/06 12/31/06 12/31/05 12/31/05 12/31/05 Amt Pct Amt Pct Amt Pct Amt Pct Amt Pct Commercial & industrial $12.9 35% $13.5 33% $13.1 33% $7.8 30% $6.8 28 % Commercial real estate 7.7 21 10.1 24 9.2 23 4.5 17 4.0 16 Total commercial 20.6 56 23.6 58 22.3 56 12.4 47 10.8 44 Auto loans 3.1 9 3.9 10 3.1 8 2.1 8 2.0 8 Auto direct finance leases 0.2 1 0.6 1 1.2 3 1.8 7 2.3 9 Home equity 7.6 20 7.6 18 7.3 18 4.9 19 4.8 19 Residential real estate 4.5 12 4.8 12 5.4 14 4.5 17 4.2 17 Other consumer 0.8 2 0.7 2 0.7 2 0.4 2 0.4 1 Total consumer 16.2 44 17.5 42 17.7 44 13.8 53 13.6 55 Total loans & leases 36.8 99 41.1 100 40.1 100 26.2 100 24.5 99 Auto operating leases 0.2 1 0.2 -- 0.1 - - - - 0.2 1 Total credit exposure $37.0 100% $41.3 100% $40.1 100% $26.2 100% $24.7 100% 44 (1) Decline reflects a net reclass from CRE to C&I of $1.5 billion (1)

Other 0.073 Florida 0.023 Kentucky 0.0274 West Virginia 0.0485 Pennsylvania 0.0571 Indiana 0.0637 Michigan 0.1515 Ohio 0.5552 Credit Portfolio Overview EOP Outstandings - $36.8 Billion (1) ($B) 45 By State $20.1 $5.5 $2.3 $0.8 $2.1 $1.8 $0.8 $3.4 (1) 12/31/09

Loan and Lease Trends Linked Quarter - Average 46

Loan and Lease Trends Prior-year Quarter - Average 47

Total Loans - By Business Segment ($B) Regional & Business Banking Comm'l Banking Comm'l Real Estate AFDS PFG Treas. / Other Total C&I $3.0 $6.9 $0.7 $1.0 $1.0 $-- $12.6 CRE 0.6 0.6 7.1 -- 0.1 -- 8.5 Total commercial 3.6 7.5 7.9 1.0 1.1 -- 21.0 Automobile loans/leases -- -- -- 3.3 -- -- 3.3 Home equity loans/lines 6.8 0.1 -- -- 0.7 0.1 7.6 Residential mortgage 3.4 -- -- -- 0.6 0.4 4.4 Other 0.5 -- -- 0.2 -- -- 0.8 Total consumer 10.8 0.1 -- 3.5 1.3 0.5 16.1 Total loans $14.3 $7.5 $7.9 $4.5 $2.4 $0.5 $37.1 48 Avg. Outstandings - $37.1 Billion 4Q09

Total Commercial Loans 49

Public Admin & Other 0.0064 Agriculture 0.0101 Energy 0.0211 Wholesale Trade 0.0342 Transportation 0.0399 Construction 0.0506 Retail Trade 0.0927 Manufacturing 0.105 Services 0.2139 Finance, Insurance, RE 0.426 Total Commercial Loans By Industry Sector EOP Outstandings - $20.6 Billion (1) 50 $8.6 $4.3 $2.1 $1.9 $1.0 $0.8 $0.7 $0.4 $0.2 $0.1 (1) 12/31/09

< $5 MM 40532 $5+ MM 791 Total Commercial Loans # of Loans by Size Loans by Dollar Size (1) $5 MM - < $10 MM 437 $10 MM - < $25 MM 279 $25 MM - < $50 MM 44 > $50 MM 5 Total 765 EOP Outstandings - $20.6 Billion (1) < $5 MM 0.5643 $5 MM - < $10 MM 0.1482 $10 MM - <$25 MM 0.2022 $25 MM - < $50 MM 0.0682 $50 MM + 0.0171 56% 15% 20% 7% 2% 765 2% 39,422 98% 51 (1) 12/31/09

Commercial Loans - Risk Grade Distribution by % 52 PD Risk Grades (Moody's or Regulatory Definition) 12/08 6/09 9/09 12/09 1-3 (A1) 680 505 406 377 4 (Ba1) 2928 2120 2105 2069 5 (Ba2) 3266 2821 2860 2643 6 (Ba3) 5105 3930 3554 3559 7 (B1) 4779 4127 3626 3253 8 (B2) 3569 4083 3856 3702 9 (OLEM) 984 1793 1529 1672 10+ (Classified) 2328 2887 3324 3300 End of Period Balances ($B) $23.6 $22.3 $21.3 $20.6 10% 13% 16% 16% 4% 8% 7% 8% 15% 18% 18% 18% 16% 17% 19% 20% 17% 17% 18% 22% 13% 13% 13% 14% 10% 10% 10% 12% 2% 2% 2% 3%

Commercial and Industrial Loans (C&I) 53

54 Other 0.0012 Public administration 0.0069 Agriculture and forestry 0.0153 Energy 0.0326 Contractors & construction 0.0367 Wholesale Trade 0.0543 Transportation, communication & utilities 0.0584 Retail trade- auto dealers 0.0714 Retail trade- other 0.073 Manufacturing 0.1713 Finance, insurance & real estate 0.1842 Services 0.296 C & I - Portfolio Composition By Industry - % of Total C&I 54 EOP Outstandings - $12.9 Billion (1) $3.9 $2.4 $2.2 $0.9 $0.9 $0.7 $0.7 $0.5 $0.4 $0.2 $0.1 < $0.1 ($B) (1) 12/31/09 < 1%

55 <$500M 0.217 $500M - <$1MM 0.0931 $1MM - <$5MM 0.3082 $5MM - <$10MM 0.1483 $10MM - <$20MM 0.1261 $20MM - <$50MM 0.0839 $50MM and greater 0.0234 C & I - Portfolio Composition By Loan Outstanding Obligor Size & Number of Obligors 55 4 39 119 274 1,874 1,709 29,333 EOP Outstandings - $12.9 Billion (1) (1) 12/31/09

C&I - Change Analysis ($MM) Total C&I September 30, 2009 balance $12,547 New originations 493 Net pay-offs / takedowns (631) Charge-offs (110) Classification changes 589 December 31, 2009 balance $12,888 56 By Activity

EOP Outstandings - $12.9 Billion (2) Diversified by sector and geographically within our Midwest footprint Granular 4 loans >$50 million... 3% of portfolio 30 loans $20-$50 million... 7% of the portfolio Focus on middle market companies with $10-$100 MM in sales 4Q09 portfolio originations associated with new loans to existing customers Credit Quality Trends 4Q09 3Q09 2Q09 1Q09 4Q08 30+ days PD & accruing (3) 0.65% 0.90% 0.88% 0.67% 1.08% 90+ days PD & accruing (3) -- -- -- -- 0.08% NCOs (4) 3.49% 2.13% 2.91% 2.55% 1.58% NALs (3) 4.49% 4.88% 3.43% 2.89% 2.19% ACL (3) 4.09% 3.31% 2.86% 2.49% 2.44% Higher 2009 NCOs consistent with 2008 ACL build C&I - Overview (1) (1) 1Q09 and earlier excludes Franklin Credit 12/31/09 End of period (4) Annualized 57

58 By Segment - 12/31/09 58 C & I - Credit Quality ($MM) O/S 30+ PD Accruing Class. NAL's ACL C & I (Excluding segments below) $11,792 0.62% 10.01% 4.04% 3.87% Residential homebuilder related 449 1.26 26.76 6.67 6.83 Construction & contractors 460 0.87 19.65 9.03 5.79 Auto industry suppliers 187 0.72 44.61 16.27 7.14 Total C & I $12,888 0.65% 11.44% 4.49% 4.09%

59 C & I - Credit Quality 59 Net Charge-offs Net Charge-offs Net Charge-offs Nonaccrual Loans Nonaccrual Loans ($ MM) Amount Pct. (2) % of Total Amount Pct. (3) Services $45.4 4.76% 41.3% $163.9 4.2% Manufacturing 19.6 3.66 17.8 136.8 6.4 Finance, insurance & real estate 9.3 1.61 8.5 98.0 4.1 Retail trade-auto dealers 0.3 0.14 0.3 3.0 0.3 Retail trade-other 9.4 3.92 8.5 58.5 6.4 Contractors & construction 9.5 8.23 8.6 41.6 9.0 Transport., comm. & utilities 3.1 1.70 2.8 30.6 4.1 Wholesale trade 11.5 6.42 10.5 29.5 4.3 Agriculture & forestry 0.5 1.01 0.4 5.1 2.7 Energy 0.9 0.86 0.8 10.7 2.6 Public administration 0.3 1.02 0.3 0.1 0.1 Other 0.1 1.82 0.1 0.6 2.2 Total $109.8 3.49% 100.0% $578.4 4.5% (1) Listed by portfolio size (2) Annualized (3) % of related outstandings By Industry - 4Q09 (1)

60 C & I - Auto Industry (1) Outstandings (2) ($MM) 4Q09 3Q09 2Q09 1Q09 4Q08 Suppliers Domestic $ 163 $ 184 $ 196 $ 209 $ 182 Foreign 24 31 33 33 33 Total suppliers 187 215 229 242 215 Dealers Floorplan-domestic 388 298 444 549 553 Floorplan-foreign 283 252 339 395 408 Total floorplan 671 550 783 944 961 Other 373 351 354 347 346 Total dealers 1,044 901 1,137 1,291 1,307 Total auto industry $1,231 $1,115 $1,366 $1,533 $1,521 NALs Suppliers 16.27% 15.97% 11.00% 6.44% 6.71 % Dealers -- -- 0.10 0.56 -- Net charge-offs (3) Suppliers 18.83% 2.97% 4.19% 5.78% -- % Dealers -- -- -- 0.08 -- (1) End of period (2) Companies with > 25% of their revenue from the auto industry (3) Annualized 60

Commercial Real Estate Loans (CRE) 61

62 Construction Mini-Perm Traditional Perm Qualified Permanent Non Project Loans Line/Letter of Credit 0.1911 0.3461 0.077 0.2826 0.0747 0.0284 CRE - Portfolio Composition By Property Location By Loan Type EOP Outstandings - $7.7 Billion (1) Permanent 28% Mini-perm Traditional 35% Construction 19% Non Project Loans 7% 62 Other (33) 0.13 Kentucky 0.02 Florida 0.03 West Virginia 0.03 Indiana 0.07 Pennsylvania 0.07 Michigan 0.13 Ohio 0.52 Lines / Letters of Credit 3% (1) 12/31/09 Permanent Qualified 8% Mini-perm Traditional - Typically 2 to 5 year term loans to allow properties to reach stabilized operating levels after construction, rehab, or repositioning. Permanent Qualified - Loans with 5 years or less term with properties that have reached a stabilized physical occupancy and exhibit an operational cash flow which would qualify for permanent financing during normalized market conditions. Permanent - Amortizing loans with terms of 10 to 25 years.

EOP Outstandings - $7.7 Billion (1) Granular portfolio with geographic and project diversification throughout our footprint Construction lending targeted to major metro markets CRE - Retail ($2.1 billion) Loans originated with quality developers that have experience and financial capacity to support projects underwritten to appropriate standards regarding LTV, DSC, and equity requirements Enforced standard pre-leasing requirements for office and retail property types Single Family Homebuilder ($0.9 Billion) No longer a significant concern as the issues have been substantially addressed Diversified geographically within our Midwest footprint Credit Quality Trends 4Q09 3Q09 2Q09 1Q09 4Q08 30+ days PD & accruing (2) 1.57% 1.47% 1.81% 1.36% 2.44% 90+ days PD & accruing (2) -- 0.03% -- -- 0.59% NCOs - construction (3) 20.68% 11.14% 6.45% 0.45% NCOs - nonconstruction (3) 10.15% 6.72% 7.79% 2.83% 1.77% NALs (2) 12.17% 13.01% 9.51% 6.80% 4.41% ACL (2) 9.94% 5.17% 4.25% 3.90% 3.30% Higher 2009 NCOs consistent with ACL build CRE - Overview (1) 12/31/09 (2) End of period (3) Annualized 63

Amount 4Q08 10098 1Q09 9261 2Q09 8946 3Q09 8715 4Q09 7689 CRE - Trends Period-End Balances ($MM) 64 ($MM) Originations $ 255 Takedowns 1,082 Payments (1,703) Reclassifications (1,355) Charge-offs (688) Net change $(2,409) Change Analysis - 4Q09 vs. 4Q08

CRE - Change Analysis ($MM) SFHB Retail Other Total CRE September 30, 2009 $1,039 $2,237 $5,439 $8,715 New originations 2 6 61 69 Net pay-offs / takedowns (126) (32) (90) (248) Charge-offs (69) (119) (71) (258) Net reclass 11 22 (622) (589) December 31, 2009 $857 $2,115 $4,717 $7,689 65 By Activity By Type ($MM) Total CRE September 30, 2009 $8,715 Single family homebuilder (181) Retail projects (121) Multi family (33) Office (14) Warehouse / industrial (100) Other (576) December 31, 2009 $7,689 (1) (1) (1) (2) (1) Represents intra-CRE portfolio changes (2) Represents net reclass of CRE loans to C&I

66 By Segment - 12/31/09 66 CRE - Credit Quality Overview Current Coverage Current Coverage Current Coverage ($MM) O/S 30+ PD Accruing Class. NAL's ACL Write-downs (1) Credit Mark (2) CRE (Exc. SFHB & Retail) $4,717 1.20% 18.06% 8.90% 7.38% 3.60% 10.9% SFHB 857 2.57 59.87 30.61 19.94 16.47 31.3 Retail 2,115 1.98 21.78 11.99 11.58 10.69 20.2 Total CRE $7,689 1.57% 23.75% 12.17% 9.94% 6.98% 15.8% Writedowns represent prior charge-offs associated with loans in the portfolio as of 12/31/09 (2) Credit mark = (ACL + prior charge-offs) / (outstandings + prior charge-offs)

67 CRE - Credit Quality 67 ($ MM) Net Charge-offs Net Charge-offs Net Charge-offs Nonaccrual Loans Nonaccrual Loans Amount Pct. (2) % of Total Amount Pct. (3) Retail properties $118.7 21.70% 46.0% $253.6 12.0% Multi-family 21.8 6.24 8.5 129.0 9.4 Single family homebuilders 68.5 29.05 26.5 262.4 30.6 Office 17.9 6.31 6.9 87.3 7.8 Industrial & warehouse 20.2 8.11 7.8 120.8 13.0 Lines to real estate companies 5.5 2.50 2.1 22.7 3.6 Hotel 2.0 2.19 0.8 10.9 2.9 Healthcare -- -- -- 0.7 0.6 Raw land and other land uses 3.2 9.78 1.2 42.4 32.0 Other 0.4 3.00 0.2 6.4 16.5 Total $258.1 12.21% 100.0% $935.8 12.2% (1) Listed by portfolio size (2) Annualized (3) % of related outstandings By Property Type - 4Q09 (1)

68 By Loan Type - 12/31/09 68 CRE - Credit Quality ($MM) O/S 30+ PD Accruing Class. NAL's ACL Construction $1,469 2.75% 34.98% 20.75% 15.06% Lines / letters of credit 219 3.85 34.98 12.80 13.11 Non project loans 574 1.17 6.70 2.29 6.62 Mini-perm traditional 2,661 1.65 26.73 14.74 11.06 Permanent qualified 592 0.28 30.20 13.93 6.96 Permanent 2,173 0.89 14.11 5.30 6.46 Total CRE $7,689 1.57% 23.75% 12.17% 9.94%

69 By Loan Type - 12/31/09 69 CRE - Maturity Schedule ($MM) Within 12 Mos. 1 - 2 Years 2 - 5 Years 5+ Years Total Construction $ 912 $ 366 $ 191 $ 2 $1,469 Lines / letters of credit 101 24 61 32 219 Non project loans 247 190 86 51 574 Mini-perm traditional 1,496 660 499 6 2,661 Permanent qualified 286 131 119 56 592 Permanent 288 215 808 862 2,173 Total CRE $3,330 $1,586 $1,764 $1,009 $7,689

EOP Outstandings - $0.9 Billion (1) Portfolio Characteristics Granular portfolio - only 13 projects over $10 million Geographic diversification Primary customers are middle market builders building 50-100 homes per year, limited production builder exposure Continuous monitoring Increased reserves based on increasing risks in the portfolio 70 (1) 12/31/09 (2) 1Q09 decline from 4Q08 reflected reclassification of certain loans to owner-occupied C&I (3) End of period CRE - Single Family Homebuilders ($MM) 4Q09 3Q09 2Q09 1Q09 (2) 4Q08 Vertical construction (3) $577 $718 $802 $847 $1,096 Land under development (3) 130 155 180 198 236 Land held for development (3) 151 166 180 194 257 Total $857 $1,039 $1,162 $1,240 $1,589

EOP Outstandings - $0.9 Billion (1) Portfolio Performance 71 CRE - Single Family Homebuilder - Credit Quality ($MM) 4Q09 3Q09 2Q09 1Q09 (3) 4Q08 30+ days PD (2) - $ $201 $296 $263 $267 $228 - % 23.5% 28.5% 22.6% 21.5% 14.4% 30+ days PD & accruing (2) - $ $22 $29 $42 $27 $62 - % 2.57% 2.81% 3.7% 2.2% 3.9% Classified (2) - $ $513 $577 $539 $480 $369 - % 59.9% 55.6% 46.4% 38.7% 23.2% NALs (included in Classified) (2) - $ $262 $340 $290 $289 $200 - % 30.6% 32.7% 25.0% 23.3% 12.6% ACL (2) - $ $171 $110 $102 $108 $102 - % 19.9% 10.6% 8.8% 8.7% 6.4% Net charge-offs - $ $68.4 $62.0 $52.2 $29.6 $23.3 (annualized) - % 31.93% 22.67% 17.98% 8.16% 5.86% (1) 12/31/09 (2) End of period (3) 1Q09 reflects reclassification of certain loans to owner-occupied C&I

72 (1) 12/31/09 (2) End of period CRE - Retail ($MM) 4Q09 3Q09 2Q09 1Q09 4Q08 Community centers $1,037 $1,127 $1,180 1,222 na Mixed / lifestyle 253 274 262 259 na Regional centers 174 181 191 194 na Credit / freestanding 266 278 294 304 na Other 385 376 374 388 na Retail exposure trends (2) $2,115 $2,237 $2,301 $2,367 $2,241 EOP Outstanding - $2.1 Billion (1) Portfolio Characteristics Pre-leasing requirements with construction loans generate adequate NOI to cover interest expense at full funded project loan Intensive monitoring with loan rebalancing if new appraisals indicate LTV exceeds policy requirements

EOP Outstandings - $2.1 Billion (1) Portfolio Performance 73 CRE - Retail - Credit Quality ($MM) 4Q09 3Q09 2Q09 1Q09 (3) 4Q08 30+ days PD (2) - $ $197 $220 $217 $121 $137 - % 9.32% 9.84% 9.43% 5.11% 5.10% 30+ days PD & accruing (2) - $ $42 $20 $48 $39 $46 - % 1.98% 0.90% 2.10% 1.63% 1.73% Classified (2) - $ $461 $498 $410 $289 $165 - % 21.8% 22.3% 17.8% 12.2% 6.1% NALs (included in Classified) (2) - $ $254 $331 $264 $103 $95 - % 12.0% 14.8% 11.5% 4.3% 3.5% ACL (2) - $ $245 $130 $110 $108 $59 - % 11.6% 5.8% 4.8% 4.6% 2.2% Net charge-offs - $ $118.7 $52.5 $53.8 $25.3 $7.8 (annualized) - % 22.44% 9.22% 9.35% 5.00% 1.16% (1) 12/31/09 End of period (3) 1Q09 reflects reclassification of certain loans to owner-occupied C&I

CRE - Portfolio Positioning Segmented CRE Into "Core" and "Noncore" Portfolios Core Well-seasoned regional or institutional owners, developers, and organizations Meaningful relationship in place - opportunities for additional cross- sell Midwest footprint projects generating adequate return on capital Noncore Limited opportunity to gain overall banking relationship Includes numerous performing, pass-rated loans not meeting desired return on capital Includes most "criticized" loans from the overall CRE portfolio 74

75 CRE - Portfolio Composition - 12/31/09 75 By Property Type and Property Location

76 76 CRE - Core vs. Noncore ($MM) O/S ACL Criticized NAL's Prior Charge-offs (1) ACL Credit Mark (2) 9/30/09 CRE Total $8,715 $451 $1,942 $1,134 $343 5.17% 8.77% 12/31/09 Core Total $4,038 $168 $530 $4 $ -- 4.16% 4.16% Noncore SAD $1,809 $410 $1,547 $861 $511 22.66% 39.70% Noncore Other 1,842 186 722 71 26 10.10% 11.35% Noncore Total $3,651 $596 $2,269 $932 $537 16.32% 27.05% CRE Total $7,689 $764 $2,799 $936 $537 9.94% 15.82% (1) Prior charge-offs represents activity on existing accounts as of 12/31/09, not cumulative for the portfolio (2) Credit mark = (ACL + prior charge-offs) / (outstandings + prior charge-offs)

EOP Outstandings - $4.0 Billion (1) Long-term relationships... many have been customers for 20+ years. Proven CRE participants... 28+ years average CRE experience 95% of the loans have personal guarantees Income producing loans have weighted average debt service coverage of: 1.30X... based on 7% rate and 25 year amortization 1.52X... based on average contractual rate and 20 year amortization < 5% of these projects have negative cash flow CRE - Core Characteristics (1) 12/31/09 77

78 CRE - Noncore Portfolio Composition - 12/31/09 78 By Property Type and Property Location

EOP Outstandings - $3.7 Billion (1) Noncore-Overall 27% aggressive credit mark Updated values to incorporate current market conditions Limited future funding requirements... ~$150 million 95%+ have guarantors 98% is secured debt 89% is within our geographic footprint 73% are "pass" grade or better CRE - Noncore Characteristics (1) 12/31/09 79

CRE - Noncore Segment Characteristics Special Assets Division (SAD) ($1.8 billion) 39.70% aggressive credit mark Actively working to exit... more aggressive terms; e.g. higher pricing, shorter amortization, sale, etc. The majority of "criticized" loans are managed within SAD Other ($1.9 billion) 11.35% credit mark represents... 3X coverage of NALs... 81% coverage of "criticized" loans 30+ days past due of only $79 million (4.3%) Includes $712 million of small dollar Investment Real Estate loans Not a strategic focus going forward Very granular risk assessment Actively managing within a context of an exit orientation... though may have opportunities to develop some into fuller, more profitable relationships 80

Total Consumer Loans and Leases 81

Amt Pct Auto loans $3.1 19 % Auto leases 0.2 2 Home equity * 7.6 47 Residential real estate 4.5 28 Other consumer 0.8 5 Total consumer $16.2 100% * Home equity lines $ 4.9 Home equity loans 2.6 Auto loans 0.19 Auto leases 0.024 Home equity 0.47 Residential mortgage 0.28 Other consumer 0.05 Consumer Loans and Leases - 12/31/09 By Type ($B) 82

83 Credit Risk Management Objective Manage the Probability of Default Footprint Portfolio... markets we know and understand Client Selection... bias for high quality customers and relationship lending vs. third party originations Disciplined Underwriting... borrower ability to repay, collateral value, and stress testing when appropriate 83

Automobile Loans & Leases 84

85 Auto Lending - Credit Risk Management Strategies Performance Drivers Borrower quality - as measured at origination by FICO score - Super Prime with consistent increasing trend FICO score distribution - consistent decline in <670 levels Custom Score - utilized to further segment FICO eligible applications - continues to enhance predictive modeling Loan to value - Continue to effectively manage LTV across all origination segments Geography - Eliminated national markets, focusing on footprint Decision type - Significantly reduced the level of underwriter overrule decisions Used car values - Stabilization in the Manheim Market Index in 2009 Risk Recognition 80% of losses recognized in first 24 months on books Shape of cumulative loss curves has remained steady Loss trends are predictable

EOP Outstandings - $3.4 Billion (1) Consistency of strategy and commitment to dealers Focus on high service quality and high quality full dealer relationships Since 2001 focused on super-prime customers>750 FICOs in 2009 Fully automated origination and booking system Credit Quality Trends 4Q09 3Q09 2Q09 1Q09 (2) 4Q08 30+ days PD & accruing (3) 2.06% 2.12% 2.14% 2.22% 2.12% 90+ day PD & accruing (3) 0.31% 0.34% 0.32% 0.37% 0.35% NCOs - loans (4) 1.49% 1.25% 1.73% 1.56% 1.53% NCOs - leases (4) 2.25% 2.04% 2.11% 2.39% 2.31% NALs (3) -- -- -- -- -- Credit quality continues to perform within expectations Lease portfolio is declining due to the strategic exit of the business in 4Q08; the declining portfolio balance creates a higher loss rate with more volatility Auto Loans / Leases - Overview (1) 12/31/09 Increase in 1Q09 was a function of the $1 billion securitization End of period (4) Annualized 86

Auto Loans & Leases - Production ($MM) 4Q09 3Q09 2Q09 1Q09 4Q08 3Q08 2Q08 1Q08 Loans Production $ 516 $ 394 $ 277 $ 399 $ 360 $ 501 $ 673 $ 679 % new vehicles 41% 44% 30% 31% 41% 41% 44% 44% Avg. LTV (1) 89% 91% 95% 93% 93% 96% 96% 93% Avg. FICO (1) 771 763 759 756 751 751 752 752 Leases (2) Production $ -- $ -- $ -- $ -- $ 24 $ 44 $ 74 $ 68 % new vehicles -- -- -- -- 98% 98% 97% 98% Avg. residual -- -- -- -- 43% 43% 43% 44% Avg. LTV (1) -- -- -- -- 88% 96% 102% 102% Avg. FICO (1) -- -- -- -- 769 770 765 764 87 (1) At origination (2) Originated as operating leases since 10/1/07; previously originated as direct financing leases

Auto Loans - Credit Quality Overview 4Q09 3Q09 2Q09 1Q09 4Q08 3Q08 2Q08 1Q08 Portfolio Performance Portfolio Performance 30+ days PD & accruing % 1.98% 2.02% 2.06% 2.20% 2.09% 1.68% 1.43% 1.45% Year-to-Date NCO % 1.51% 1.52% 1.63% 1.56% 1.12% 0.98% 0.95% 0.97% Origination Quality Origination Quality Average FICO 771 763 759 756 751 751 752 752 Average LTV 89% 91% 95% 93% 93% 96% 96% 93% Expected cumulative loss 0.65% 0.74% 0.92% 1.00% 1.01% 1.19% 1.24% 1.26% Originations ($MM) $516 $394 $277 $399 $360 $501 $673 $679 Vintage Performance Vintage Performance 6 month losses (1) 0.02% 0.07% 0.16% 0.13% 0.14% 0.08% 9 month losses (1) 0.16% 0.36% 0.31% 0.30% 0.28% 12 month losses (1) 0.60% 0.59% 0.49% 0.50% 88 (1) Annualized

90+ DPD 30+ DPD 1Q08 7.7229 50.5184 2Q08 8.8247 53.8421 3Q08 10.1 65.8 4Q08 13 81.4 1Q09 10.5 63.7 2Q09 8.7 58.8 3Q09 9.6 59.2 4Q09 9.2 62.1 Auto Loans Accruing Delinquency Net Charge-offs 89 1Q08 0.0097 2Q08 0.0094 3Q08 0.0102 4Q08 0.0153 1Q09 0.0156 2Q09 0.0173 3Q09 0.0125 4Q09 0.0149 0.33% 0.36% 0.31% 0.33% 2.09% 2.20% 2.06% 2.02% ($MM) 30+ DPD L-Q % Change in $ 5% (1) 2Q09 reflects impact of $1.0 B 1Q09 securitization (1) 0.29% 1.98%

Auto Loans - Loss Rate Trends Continued improvement in the early stage loss performance for the 2009 vintage Losses peak in the 18-24 month range, and as the 2009 vintage make up a greater portion of the portfolio and reach their peak loss months, portfolio losses should decline 90 7-9 Month 10-12 Month 9/05 0.0024 0.0038 10/05 0.0025 0.0038 11/05 0.0025 0.0035 12/05 0.0024 0.0038 1/06 0.0021 0.0041 2/06 0.0019 0.0044 3/06 0.0015 0.0046 4/06 0.0015 0.0041 5/06 0.0015 0.0038 6/06 0.0016 0.003 7/06 0.002 0.0026 8/06 0.0021 0.0027 9/06 0.0018 0.0035 10/06 0.0014 0.0038 11/06 0.0015 0.0032 12/06 0.0015 0.0031 1/07 0.0018 0.0031 2/07 0.0019 0.0032 3/07 0.002 0.0031 4/07 0.0018 0.0034 5/07 0.0021 0.0033 6/07 0.0021 0.0033 7/07 0.0021 0.0037 8/07 0.0022 0.004 9/07 0.0025 0.0041 10/07 0.0028 0.0039 11/07 0.0021 0.0049 12/07 0.0031 0.0052 1/08 0.0038 0.0053 2/08 0.0038 0.0052 3/08 0.0041 0.006 4/08 0.0044 0.0068 5/08 0.0048 0.007 6/08 0.0055 0.0071 7/08 0.0049 0.0079 8/08 0.0036 0.0089 9/08 0.003 0.009 10/08 0.0022 0.0082 11/08 0.0024 0.007 12/08 0.0029 0.006 1/09 0.0029 0.0053 2/09 0.003 0.0058 3/09 0.0034 0.0058 4/09 0.0035 0.006 5/09 0.0037 0.0062 6/09 0.0045 0.0062 7/09 0.0038 0.006 8/09 0.0022 0.006 9/09 0.0018 0.0069 10/09 0.0016 0.0059 11/09 0.0014 0.0039 12/09 0.0007 0.0036

Residential Real Estate Loans 91

Residential Real Estate Trends ($MM) 4Q09 3Q09 2Q09 1Q09 4Q08 Home equity loans / lines $7,561 $7,581 $7,640 $7,577 $7,523 Residential mortgage 4,417 4,487 4,657 4,611 4,737 Interest only 577 614 625 678 697 Alt-A 363 398 410 436 450 Total $11,978 $12,068 $12,297 $12,188 $12,260 Average Outstandings 92

Origination Strategies Focused on the Huntington core markets Utilize the Huntington office network as the primary source Traditional product mix - very limited nontraditional mortgage exposure Never originated sub-prime loans... payment option ARM structures... or negative amortization loans Policies and procedures designed to generate high quality borrowers Huntington maintains servicing on owned portfolios Benefits Clear understanding of market dynamics and economic impacts Direct contact with most of our borrowers Significant percentage of borrowers have another Huntington banking relationship Provided our customers with appropriate products for their circumstances The Interest-Only product is performing well Huntington has always been a cash flow lender, utilizing an interest rate stress on ARM loans and utilizing the debt/income ratio as a material portion of the underwriting process Our servicing capabilities allow for appropriate risk mitigation activities across our real estate secured portfolios Residential Collateral Lending 93

Home Equity Loans and Lines 94

95 Home Equity Loans / Lines - Credit Risk Management Strategies Performance Drivers Lien Position - 40% of the portfolio is secured by a 1st mortgage Payments - 70% of borrowers consistently make more than required payment Borrower quality - as measured at origination by FICO score - consistent increasing trend FICO score distribution - consistent decline in low score levels Custom Score - utilized to further segment FICO eligible applications - continues to enhance predictive modeling Utilization % - Consistent with expectations, increase in utilization rate in 2009 based primarily on the low interest rate environment Broker Channel - Eliminated beginning in 2006 based on risk profile Customer relationship orientation - not one-off transactions CLTV - Continue to reduce the level of 90%+ financing Geography - Footprint lender with limited investor property exposure Risk Recognition Write-down to current value less selling costs at 120 days past due Nonaccrual balances represent the realizable value estimate in future periods

EOP Outstandings - $7.6 Billion (1) Focused on geographies within our Midwest footprint Focused on high quality borrowers... >730 FICOs Began exit of broker channel in 2005... <10% of outstandings today Conservative underwriting - manage the probability of default 70%+ of HELOC borrowers consistently make monthly principal payments High risk borrower actions Updated collateral values Increased proactive contact via servicing group Capped lines Credit Quality Trends 4Q09 3Q09 2Q09 1Q09 4Q08 30+ days PD & accruing (2) 1.76% 1.73% 1.54% 1.49% 1.61% 90+ day PD & accruing (2) 0.71% 0.60% 0.46% 0.47% 0.38% NCOs (3) 1.89% 1.48% 1.29% 0.93% 1.02% NALs (2) 0.53% 0.58% 0.46% 0.50% 0.33% Credit quality continues to perform within expectations Home Equity Loans / Lines - Overview 12/31/09 ; includes Franklin loans beginning in 1Q09 End of period (3) Annualized 96

Home Equity Loans / Lines - LTV, FICO, Originations (1) Primarily fixed-rate (2) Weighted average LTVs are cumulative LTVs reflecting the balance of any senior loans (3) Weighted average FICOs reflect currently updated customer credit scores (4) Weighted average at origination (5) Primarily variable-rate 4Q09 3Q09 2Q09 1Q09 4Q08 Loans (1) Ending balance ($B) $2.6 $2.7 $2.8 $3.0 $3.1 Average LTV (2) 71% 71% 71% 71% 70% Average FICO (3) 716 718 720 721 725 Originations ($MM) $80 $54 $28 $39 $41 Average LTV (4) 60% 63% 61% 59% 64% Average FICO (4) 761 753 749 743 736 Lines (5) Ending balance ($B) $4.9 $4.9 $4.8 $4.7 $4.4 Average LTV (2) 77% 78% 78% 78% 78% Average FICO (3) 723 724 723 720 720 Originations ($MM) $251 $338 $357 $522 $410 Average LTV (4) 71% 73% 74% 75% 73% Average FICO (4) 767 766 766 763 758 97

Home Equity Loans & Lines - Originations 98 Volume FICO 1st Lien New Volume 2nd Lien New Volume 1st Lien FICO 2nd Lien FICO 9/08 102.6408 94.539 760 755 10/08 93.2403 89.5731 765 755 11/08 73.6028 66.7473 764 755 12/08 94.4222 81.0533 767 756 1/09 102.4188 89.3469 768 760 2/09 119.981 100.0523 763 758 3/09 113.1689 92.8641 767 762 4/09 73.738 69.5998 767 762 5/09 71.8323 59.2916 773 763 6/09 79.8231 62.0574 769 761 7/09 72.9932 69.2106 769 761 8/09 77.0633 71.4712 773 764 9/09 82.5922 61.3173 766 763 10/09 68.54155508 54.23366991 766 758 11/09 79.088975 51.382228 772 763 12/09 69.80973695 47.43651825 769 765 ($MM)

90+ DPD 30+ DPD 1Q08 26.5694 96.7818 2Q08 26.4636 87.5066 3Q08 23.2 88.8 4Q08 29 121.7 1Q09 35.7 114.5 2Q09 35.3 117.3 3Q09 45.3 131.2 4Q09 53.3 132.8 Home Equity Loans and Lines Net Charge-offs 99 1Q08 0.0084 2Q08 0.0094 3Q08 0.0085 4Q08 0.0102 1Q09 0.0093 2Q09 0.0129 3Q09 0.0148 4Q09 0.0189 0.38% 0.47% 0.46% 0.60% 1.61% 1.49% 1.54% 1.73% ($MM) Accruing Delinquency (1) Reflects more active treatment decisions associated with loss mitigation and short sale actions. (1) (1) 30+ DPD L-Q % Change in $ 1% 0.71% 1.76% (1)

Home Equity Loans & Lines - Delinquencies 100 $ Delinquent $ Outstanding Outstandings 30-59 $ DPD 60-89 $ DPD 90-119 $ DPD 120+ $ DPD 9/08 7590.1904 48.64468355 23.1994 12.6602 34.8262 10/08 7614.2567 55.45061196 22.6037 13.6441 34.8139 11/08 7622.3494 55.18718689 25.9486 15.0154 34.3289 12/08 7639.1288 59.11012189 29.3478 16.3018 34.3023 1/09 7658.074 57.1469365 29.761 19.6875 36.7888 2/09 7667.1372 52.24477593 29.9446 20.8036 37.9247 3/09 7668.4137 53.42326226 23.3503 20.823 42.0301 4/09 7677.1731 46.03368221 28.5674 16.545 43.8771 5/09 7655.2114 50.5616101 25.7663 17.4815 42.5777 6/09 7631.9169 49.15460372 28.0445 16.2719 38.4784 7/09 7627.5747 59.28468139 25.6131 17.5854 37.8521 8/09 7628.7589 55.41711062 29.4962 17.4206 37.8031 9/09 7634.9242 49.65575309 27.6454 18.7121 36.2055 10/09 7622.0942 55.55395601 25.72855132 19.5114 40.6824 11/09 7596.775 47.57512285 31.85000514 17.8829 37.4581 12/09 7592.1581 52.34160311 24.05783878 20.9071 36.1569 ($MM) ($MM)

Home Equity Lines - Utilization and Customer Rate 101 Utilization Rate Customer Interest Rate Utilization Rate Customer Interest Rate 8/08 0.4722 0.0498 9/08 0.4754 0.0498 10/08 0.4786 0.0496 11/08 0.4803 0.045 12/08 0.483 0.0402 1/09 0.4867 0.0336 2/09 0.4889 0.0326 3/09 0.4919 0.0327 4/09 0.4959 0.0328 5/09 0.4974 0.0329 6/09 0.5 0.033 7/09 0.5023 0.0331 8/09 0.5034 0.0332 9/09 0.5054 0.0333 10/09 0.506 0.033413087 11/09 0.5054 0.03348883 12/09 0.5071 0.033559103

Residential Mortgages 102

103 Residential Mortgage - Credit Risk Management Strategies Performance Drivers Standard products and borrower quality - as measured at origination by Secondary market underwriting FICO score - consistent increasing trend FICO score distribution - consistent decline in low score levels Non-standard product structures $577 million of Interest Only loans... targeted within executive relocation activities... continues to perform well $363 million of Alt-A mortgages... exited in 2007... represents <10% of total residential portfolio with majority of cumulative losses likely recognized within 24 months. Decision type - Significantly reduced the level of underwriter overrule decisions Geography - Primarily a footprint lender Risk Recognition Write down to current value less selling costs at 180 days past due Nonaccrual balances represent the realizable value estimate in future periods

EOP Outstandings - $4.5 Billion (1) Focused on geographies within our Midwest footprint Traditional product mix... very limited nontraditional exposure as we never originated sub-prime, payment option ARMs, or negative amortization loans $577 million of Interest Only loans... targeted within executive relocation activities $363 million of Alt-A mortgages... exited in 2007 Credit Quality Trends 4Q09 3Q09 2Q09 1Q09 4Q08 30+ days PD & accruing (2) 5.40% 5.84% 6.92% 6.33% 5.74% 90+ days PD & accruing (2) 1.75% 1.47% 2.11% 1.83% 1.50% NCOs (3) 1.61% 6.15% 1.47% 0.55% 0.62% NALs (4) 1.52% 1.66% 3.15% 2.83% 2.08% Credit quality continues to perform within expectations Residential Mortgages - Overview (1) 12/31/09; includes Franklin loans beginning in 1Q09 (2) End of period; excludes GNMA loans - no additional risk as they are approved for repurchase (3) Annualized; 3Q09 would have been 1.73%, excluding impact due to implementation of more conservative loss recognition and loan sale (4) End of period; excludes Franklin beginning 1Q09 104

Residential Mortgages - LTV, FICO, Originations (1) Weighted average FICOs reflect currently updated customer credit scores (2) Only owned-portfolio originations Weighted average at origination Excludes Franklin - data NA 4Q09 3Q09 2Q09 1Q09 4Q08 Ending balance ($B) $4.5 $4.5 $4.6 $4.4 $4.8 Average LTV 77% 77% 77% 77% 76% Average FICO (1) 698 699 700 701 707 Originations (2) ($MM) $244 $127 $94 $56 $82 Average LTV (3) 71% 84% 92% 79% 76% Average FICO (3) 757 749 717 730 741 105 (4) (4) (4)

Residential Mortgages - ARMs EOP Outstandings - $2.6 Billion (1) ARMs 2010 resets $598 MM 2011 resets $334 MM FICO distribution > 670 71% Risk Mitigation Proactive customer contact at least 6 months prior to rate reset. Given the high quality borrower, this is a customer retention as well as risk mitigation exercise. Have had success in converting ARMs to fixed-rate products in our owned portfolio. Borrowers experiencing payment issues due to rate increases are re- underwritten or restructured based on willingness and ability to pay. 106 (1) 12/31/09

Residential Mortgages - Interest Only EOP Outstandings - $577 Million (1) 2008 Production $131 MM 2009 Production $26 MM 4Q09 Net charge-offs 0.90% Current LTV (4Q09 values) 77% Updated FICO score (4Q09) 720 Portfolio Information High FICO, standard LTV structure primarily sourced via Huntington's executive relocation program 20%+ consistently make monthly principal payments No material losses expected 107 (1) 12/31/09

Residential Mortgages - Alt-A EOP Outstandings - $363 Million (1) 2008 Production none 2009 Production none 4Q09 Net charge-offs 3.86% Current LTV (4Q09 values) 87% Updated FICO score (4Q09) 662 Portfolio Information The original strategy was centered around stated income and higher LTVs associated with 700+ FICO borrowers Highest risk segment in the residential mortgage portfolio 108 (1) 12/31/09

90+ DPD 30+ DPD 1Q08 61.737 259.523 2Q08 62.006 249.152 3Q08 58.3 281.2 4Q08 71.6 273.5 1Q09 88.4 306.1 2Q09 97.9 321.7 3Q09 65.7 261 4Q09 78.9 243.5 Residential Mortgages Net Charge-offs 109 1Q08 0.0022 2Q08 0.0033 3Q08 0.0056 4Q08 0.0062 1Q09 0.0055 2Q09 0.0147 3Q09 0.0615 0.0173 4Q09 0.0161 1.50% 1.83% 2.11% 1.47% 5.74% 6.33% 6.92% ($MM) Accruing Delinquency (1) (1) Excluding U.S. Government guaranteed loans 1.73%, excluding impact due to implementation of more conservative loss recognition and loan sale (2) (2) 5.84% 30+ DPD L-Q % Change in $ 1% 1.75% 5.40%

Residential Mortgages - Delinquencies 110 MONTH ARM Fixed rate Interest only ARM Alt A Balloon Other Total 7/07 0.0384 0.0564 0.0293 0.0932 0.0261 0.1371 0.0533 8/07 0.0406 0.0553 0.0355 0.0962 0.0262 0.139 0.0556 9/07 0.0524 0.0751 0.0299 0.1129 0.0255 0.1451 0.0638 10/07 0.0543 0.0686 0.0303 0.1076 0.0212 0.1313 0.0612 11/07 0.0587 0.0739 0.0423 0.1155 0.0259 0.1505 0.0684 12/07 0.0565 0.0641 0.0384 0.1158 0.0322 0.1413 0.0651 1/08 0.0623 0.0741 0.038 0.1375 0.0303 0.1446 0.0716 2/08 0.0672 0.0714 0.0411 0.1424 0.036 0.1401 0.0742 3/08 0.0641 0.0734 0.0415 0.1354 0.0211 0.1448 0.0715 4/08 0.0557 0.069 0.0411 0.1375 0.0243 0.1485 0.0681 5/08 0.0627 0.0752 0.043 0.1411 0.0265 0.1525 0.0727 6/08 0.0673 0.0802 0.0586 0.1569 0.0262 0.1626 0.0816 7/08 0.0669 0.0787 0.0538 0.1569 0.0295 0.1641 0.0809 8/08 0.0715 0.0898 0.055 0.1768 0.036 0.1854 0.0892 9/08 0.0745 0.0833 0.0556 0.1782 0.0284 0.1891 0.0885 10/08 0.0741 0.0785 0.0618 0.1778 0.031 0.1999 0.0895 11/08 0.0835 0.0867 0.0735 0.2036 0.0456 0.2211 0.1021 12/08 0.0738 0.0825 0.0674 0.1924 0.041 0.2173 0.0944 1/09 0.0917 0.0964 0.0757 0.2194 0.0535 0.2466 0.1116 2/09 0.0932 0.0875 0.0912 0.2232 0.0591 0.2443 0.1134 3/09 0.093 0.0908 0.0904 0.2253 0.0572 0.2543 0.1157 4/09 0.0992 0.098 0.0939 0.2345 0.0617 0.2649 0.1223 5/09 0.0995 0.105 0.0942 0.2432 0.0646 0.273 0.1257 6/09 0.0977 0.0999 0.0851 0.2222 0.0638 0.2727 0.1207 7/09 0.0953 0.1004 0.0829 0.209 0.054 0.2731 0.1173 8/09 0.0903 0.0971 0.0845 0.205 0.0558 0.2723 0.1145 9/09 0.0845 0.0893 0.0671 0.1741 0.055 0.2745 0.1054 10/09 0.0741 0.0852 0.058 0.1668 0.0497 0.2676 0.0972 11/09 0.0753 0.0796 0.0644 0.1691 0.0446 0.272 0.0986 12/09 0.0649 0.0584 0.0603 0.1508 0.0437 0.2766 0.088 By Product

Residential Mortgages - Delinquencies 111 MONTH <640 640-669 670-700 >700 No Score Total 7/07 0.226 0.1057 0.0703 0.023 0.1117 0.0533 8/07 0.2158 0.1092 0.0766 0.0224 0.1537 0.0556 9/07 0.2384 0.1191 0.0834 0.0249 0.0954 0.0638 10/07 0.2139 0.1068 0.0792 0.0231 0.1008 0.0612 11/07 0.2386 0.1371 0.0897 0.0252 0.109 0.0684 12/07 0.2426 0.1135 0.0898 0.0233 0.1024 0.0651 1/08 0.2598 0.1241 0.0927 0.0285 0.1093 0.0716 2/08 0.2678 0.1374 0.1007 0.0287 0.1086 0.0742 3/08 0.2332 0.1247 0.0953 0.0294 0.1126 0.0715 4/08 0.2374 0.1126 0.0985 0.0263 0.1052 0.0681 5/08 0.2528 0.1246 0.0954 0.0294 0.1151 0.0727 6/08 0.2656 0.1396 0.1099 0.0321 0.1214 0.0816 7/08 0.2605 0.1352 0.1082 0.0332 0.1188 0.0809 8/08 0.2922 0.1595 0.1251 0.0344 0.1271 0.0892 9/08 0.2723 0.1629 0.1232 0.0371 0.1172 0.0885 10/08 0.2604 0.1666 0.129 0.0386 0.1173 0.0895 11/08 0.2964 0.1907 0.1512 0.0455 0.1266 0.1021 12/08 0.2717 0.1757 0.1329 0.0426 0.117 0.0944 1/09 0.3203 0.2084 0.1571 0.0516 0.1346 0.1116 2/09 0.3219 0.2202 0.1567 0.0525 0.1361 0.1134 3/09 0.3062 0.2184 0.1555 0.0569 0.1379 0.1157 4/09 0.3228 0.2198 0.1603 0.0625 0.1446 0.1223 5/09 0.3374 0.2162 0.1676 0.0637 0.1482 0.1257 6/09 0.3224 0.2136 0.1673 0.0578 0.1442 0.1207 7/09 0.3204 0.2183 0.1498 0.0546 0.1467 0.1173 8/09 0.308 0.2198 0.1489 0.0523 0.1453 0.1145 9/09 0.3193 0.1873 0.1252 0.0428 0.1472 0.1054 10/09 0.3204 0.1699 0.118 0.0394 0.1297 0.0972 11/09 0.3254 0.1733 0.1185 0.0419 0.1264 0.0986 12/09 0.3082 0.1589 0.1083 0.0348 0.1156 0.088 By Original FICO Range ($MM)

Other Consumer Loans 112

EOP Outstandings - $0.8 Billion (1) 80% collateralized Autos, untitled vehicles, small boats, mobile homes and other miscellaneous Primarily for existing customers Performed within expectations over the past year though varies by collateral type Other Consumer Loans 113 (1) 12/31/09

Credit Quality Review 114

Credit Quality Trends Overview 4Q09 3Q09 2Q09 1Q09 4Q08 NAL ratio (1) 5.21% 5.85% 4.72% 3.93% 3.66% NPA ratio (2) 5.57 6.26 5.18 4.46 3.97 Net charge-off ratio 4.80 3.76 3.43 3.34 5.41 90+ days PD & accruing (3) 0.40 0.34 0.38 0.35 0.46 ALLL ratio 4.03 2.77 2.38 2.12 2.19 ALLL / NAL coverage 77 47 50 54 60 ALLL / NAL coverage excld. FCMC 93 56 62 71 90 ALLL / NPA coverage 72 44 46 47 55 ALLL / NPA coverage excld. FCMC 86 52 57 63 78 ACL ratio 4.16 2.90 2.51 2.24 2.30 ACL / NAL coverage 80 50 53 57 63 ACL / NAL coverage excld. FCMC 96 59 65 75 96 ACL / NPA coverage 74 46 48 50 58 ACL / NPA coverage excld. FCMC 89 55 60 67 83 (1) NALs divided by total loans and leases (2) NPAs divided by the sum of loans and leases, impaired loans held for sale, net other real estate and other NPAs (3) Excludes government guaranteed loans 115

Key Loan Portfolio Credit Quality Metrics 116

Total Commercial Loan Delinquencies (1) 30+ Days 90+ Days With 1Q08 0.0018 2Q08 0.0014 3Q08 0.0035 4Q08 0.003 1Q09 0 2Q09 0 3Q09 0.0001 4Q09 0 With 1Q08 0.016 2Q08 0.0106 3Q08 0.0145 4Q08 0.0166 1Q09 0.0095 2Q09 0.0125 3Q09 0.0113 4Q09 0.01 (1) Period end; delinquent but accruing as a % of related outstandings at EOP 117

Consumer Loan Delinquencies (1) 30+ Days 90+ Days Residential Mortgages Auto Loans & Lease Home Equity Loans & Lines 2Q08 0.0508 0.0148 0.0118 3Q08 0.0579 0.0174 0.0118 4Q08 0.0574 0.0212 0.0161 1Q09 0.0705 0.0222 0.0149 2Q09 0.0747 0.0214 0.0138 3Q09 0.0623 0.0212 0.0153 4Q09 0.0563 0.0206 0.0153 (1) Period end; delinquent but accruing as a % of related outstandings at EOP (2) Excludes GNMA FAS 140 government guaranteed and Franklin 118 Residential Mortgages Auto Loans & Lease Home Equity Loans & Lines 2Q08 0.0106 0.0024 0.0036 3Q08 0.012 0.0026 0.0031 4Q08 0.015 0.0035 0.0038 1Q09 0.0203 0.0037 0.0047 2Q09 0.0226 0.0032 0.0035 3Q09 0.015 0.0034 0.0044 4Q09 0.0174 0.0031 0.005 (2) (2) (2) (2)

Reported ex. GNMA FAS 140 ex. GNMA FAS 140 + FCMC 1Q08 0.0089 0.0056 2Q08 0.0089 0.0052 3Q08 0.0093 0.0054 4Q08 0.0115 0.0068 1Q09 0.0138 0.0085 0.0087 2Q09 0.0152 0.009 0.0086 3Q09 0.0142 0.0078 0.0069 4Q09 0.0153 0.009 0.0078 Total Consumer Loan Delinquencies (1) 30+ Days 90+ Days Reported ex. GNMA FAS 140 ex. GNMA FAS 140 + FCMC 1Q08 0.0285 0.0243 2Q08 0.0282 0.0237 3Q08 0.0312 0.0263 4Q08 0.0346 0.0289 1Q09 0.0373 0.0308 0.0318 2Q09 0.0395 0.0322 0.032 3Q09 0.0373 0.0298 0.0292 4Q09 0.0362 0.0286 0.0276 (1) Period end; delinquent but accruing as a % of related outstandings at EOP 119

Net Charge-offs ($MM) 4Q09 3Q09 2Q09 1Q09 4Q08 Commercial and industrial $109.8 $68.8 $98.3 $210.6 $473.4 Commercial real estate 258.1 169.2 172.6 82.8 38.4 Total commercial 367.9 238.1 270.9 293.4 511.8 Auto loans 11.4 9.0 12.4 15.0 14.9 Auto leases 1.6 1.8 2.2 3.1 3.7 Home equity loans / lines 35.8 28.0 24.7 17.7 19.2 Residential mortgages 17.8 69.0 17.2 6.3 7.3 Other 10.3 10.1 7.0 6.0 3.8 Total consumer 76.8 117.9 63.5 48.1 48.8 Total $444.7 $355.9 $334.4 $341.5 $560.6 120 (1) Included $423.3 MM of Franklin (2) Included $128.3 MM of Franklin (3) $19.4 MM excluding $32.0 MM impact due to implementation of more conservative loss recognition and $17.6 MM impact due to loan sale (4) $306.3 MM excluding residential mortgage impacts (3) (4) (2) (1)

Net Charge-off Ratios (1) 4Q09 3Q09 2Q09 1Q09 4Q08 Commercial and industrial 3.49% 2.13% 2.91% 6.22% 13.78% Commercial real estate 12.21 7.62 7.51 3.27 1.50 Total commercial 7.00 4.37 4.77 4.96 8.54 Auto loans 1.49 1.25 1.73 1.56 1.53 Auto leases 2.25 2.04 2.11 2.39 2.31 Home equity loans / lines 1.89 1.48 1.29 0.93 1.02 Residential mortgages 1.61 6.15 1.47 0.55 0.62 Other 5.47 5.36 4.03 3.59 2.22 Total consumer 1.91 2.94 1.56 1.12 1.12 Total 4.80% 3.76% 3.43% 3.34% 5.41% (1) Annualized (2) 1.58% excluding impact of Franklin (3) 2.55% excluding impact of Franklin (4) 1.73%, excluding impact due to implementation of more conservative loss recognition and loan sale (5) 3.24%, excluding residential mortgage impacts 121 (3) (5) (4) (2)

Nonaccrual Loans, Nonperforming Assets and Accruing Restructured Loans 122

($MM) 12/31/09 9/30/09 $ # $ # Commercial >$5 $475.1 49 $647.7 62 $2-<$5 434.8 141 473.5 152 <$2 604.3 625.1 Subtotal $1,514.2 $1,746.4 Residential RE and Home Equity Franklin 314.7 338.5 Other 88.1 96.2 Subtotal 402.8 434.7 Total NALs $1,917.0 $2,181.1 Nonaccrual Loans (NAL) - by Sector $1,917.0 MM @ 12/31/09 Agric. & Other 0.004 Energy 0.006 Consumer 0.013 Wholesale Trade 0.016 Transportation 0.021 Retail Trade 0.036 Manufacturing 0.074 Construction 0.075 Services 0.105 Residential RE 0.197 Finance, Ins., R/E 0.454 123

($MM) 4Q09 3Q09 2Q09 1Q09 4Q08 NPA beginning of period $2,344.0 $2,002.6 $1,775.7 $1,636.6 $675.3 Additions / increases 494.6 899.9 (1) 750.3 622.5 509.3 Franklin - net impact (31.0) (18.8) (57.4) (204.5) 650.2 Return to accruing status (85.9) (52.5) (40.9) (36.1) (13.8) Loan and lease losses (391.6) (305.4) (282.7) (168.4) (95.7) OREO losses (7.4) (30.6) (20.6) (4.0) (4.6) Payments (222.8) (117.7) (95.1) (61.5) (66.5) Sales (41.9) (33.4) (26.7) (9.0) (17.6) NPA end-of-period $2,058.1 $2,344.0 $2,002.6 $1,775.7 $1,636.6 Nonperforming Asset Flow Analysis 124 Period End (1) Over 55% of newly identified nonaccrual commercial loans less than 30 days past due

Allowances for Credit Losses (ACL) (1) ($MM) 4Q09 4Q09 3Q09 2Q09 1Q09 4Q08 Allowance for loan Allowance for loan and lease losses (ALLL) $1,482.5 $1,032.0 $917.7 $838.5 $900.2 Allowance for unfunded loan Allowance for unfunded loan commitments and LOCs (AULC) 48.9 50.1 47.1 47.0 44.1 Total allowance Total allowance for credit losses (ACL) $1,531.4 $1,082.1 $964.8 $885.5 $944.4 ALLL as % of ALLL as % of Total loans and leases 4.03% 2.77% 2.38% 2.12% 2.19 % Total NALs 77 47 50 54 60 Total NALs exld. FCMC 93 56 62 71 90 ACL as % of ACL as % of Total loans and leases 4.16% 2.90% 2.51% 2.24% 2.30 % Total NALs 80 50 53 57 63 Total NALs excld. FCMC 96 59 60 67 83 (1) Period end 125

Relative Performance - ALLL - 12/31/09 ALLL / Loans ALLL / NPL ALLL = Allowance for Loan and Lease Losses (1) Excluding FCMC 126 Fifth Third 127% KeyCorp 116 BB&T 96 First Horizon 96 Huntington (1) 93 PNC Financial Services 89 Comerica 83 Regions Financial 82 Huntington 77 Marshall & Ilsley Corp. 72 M&T Bank 66 Zions Bancorporation 65 Associated Ban-Corp 51 11 BHC Median X HBAN 83 First Horizon 4.95 % Fifth Third 4.88 KeyCorp 4.31 Huntington (1) 4.08 Associated Banc-Corp 4.06 Huntington 4.03 Zions Bancorporation 3.95 Regions Financial 3.52 Marshall & Ilsley Corp. 3.35 PNC Financial Services 3.22 BB&T 2.51 Comerica 2.34 M&T Bank 1.69 11 BHC Median X HBAN 3.52

Relative Performance - LLR Ratios Reserve Ratios (1) LLR/NPL ratio 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 HBAN = (ALLL+AULC)/Loans 0.02 0.021 0.021 0.0208 0.0181 0.0178 0.0179 0.0175 0.0159 0.0155 0.0146 0.0138 0.0129 0.0122 0.0119 0.0119 0.0125 0.0124 0.0124 0.0121 0.0119 0.0123 0.013 0.0129 0.0136 0.0143 0.0157 0.0166 0.0201 0.0227 0.0254 0.0294 0.0421 HBAN = ALLL/Loans 0.02 0.021 0.021 0.0208 0.0181 0.0161 0.0161 0.0159 0.0142 0.0139 0.0132 0.0125 0.0115 0.0109 0.0104 0.0104 0.011 0.0109 0.0109 0.0106 0.0104 0.0108 0.0115 0.0114 0.0119 0.0129 0.0141 0.0151 0.019 0.0215 0.0241 0.028 0.0408 11 BHC median ALLL/Loans 0.0147 0.0148 0.0146 0.0147 0.0147 0.0146 0.0146 0.0144 0.0141 0.014 0.0135 0.0134 0.0131 0.0119 0.0118 0.012 0.0112 0.0109 0.0107 0.0106 0.0113 0.011 0.0109 0.0111 0.0129 0.0149 0.0158 0.016 0.0223 0.0227 0.028 0.0299 0.0352 (1) Period end; 4Q07+ exclude Franklin 127

Relative Performance - NAL/NPL Coverage NAL / NPL Coverage Ratios (1) (1) Period end; 4Q07+ exclude Franklin LLR/NPL ratio 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 HBAN = (ALLL+AULC)/NPL 1.67 1.55 1.66 1.82 2.63 2.66 2.84 3.04 4.44 4.25 5.15 4.61 4.76 4.94 3.49 3.26 3 2.38 2.41 2.47 2.17 2.06 1.65 1.98 1.66 1.51 1.17 1.14 0.96 0.75 0.65 0.59 0.96 HBAN = ALLL/NPL 2.4 2.56 2.76 3.97 3.83 4.64 4.17 4.24 4.41 3.04 2.83 2.63 2.09 2.13 2.17 1.89 1.8 1.45 1.75 1.45 1.36 1.05 1.03 0.9 0.71 0.62 0.56 0.93 11 BHC median ALLL/NPL 2.13 2.11 2.27 2 2.27 2.28 2.33 2.64 2.56 2.76 3.07 3.53 3.22 3.32 3.46 3.52 3.63 3.91 3.43 3.6 3.17 3.17 2.26 1.82 1.7 1.23 0.99 0.84 0.84 0.84 0.82 0.82 0.83 128

Non-Franklin Credit Metrics Reconciliations 129

Non-Franklin Credit Metrics Reconciliation 130

Non-Franklin Credit Metrics Reconciliation 131

Non-Franklin Credit Metrics Reconciliation 132

Non-Franklin Credit Metrics Reconciliation 133

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 134

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 135

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 136

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 137

138 Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs)

139 Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs)

140 Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs)

141 Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs)

Deposits and Other Funding 142

Deposit Trends 143 Linked Quarter - Average

Deposit Trends 144 Prior-year Quarter

Total Core Deposit Trends 145

Total Deposits - By Business Segment 146 Avg. Balances - $40.2 Billion ($B) Regional & Business Banking Comm'l Banking Comm'l Real Estate AFDS PFG Treas. / Other Total DDA-noninterest bearing $3.5 $2.1 $0.3 $ 0.1 $0.4 $0.1 $6.5 DDA-interest bearing 3.9 0.8 -- -- 0.7 -- 5.5 Money market deposits 6.0 1.6 0.2 -- 1.5 -- 9.3 Savings and other domestic time deposit 4.5 0.1 -- -- 0.1 -- 4.7 Core certificates of deposit 10.6 -- -- -- 0.3 -- 10.9 Total core deposits 28.4 4.7 0.5 0.1 2.9 0.1 36.8 Other deposits 0.3 1.3 -- -- 0.2 1.7 3.4 Total deposits $28.7 $6.0 $0.5 $0.1 $3.1 $1.8 $40.2 4Q09

12/08 3/09 6/09 9/09 12/09 Noncore Deposits 5.6 5.6 4.5 3.7 3.1 S-T Borrowings & Other Liab. 2.3 2.2 1.9 2 1.9 FHLB Advances 2.6 1 0.9 0.9 0.2 Other L-T Debt 2.3 2.7 2.5 2.4 2.4 Subordinated Notes 1.9 1.9 1.7 1.7 1.3 Other Funding 147 End of Period Balances ($B) $14.8 $13.4 $11.5 $10.7 13% 14% 22% 16% 16% 20% 15% 23% 9% 8% 7% 17% 35% 39% 42% 38% 18% 17% 17% 16% $8.9 15% 27% 2% 35% 21%

Illustrative Internal Supervisory Capital Assessment Program (SCAP) Analysis 148

Illustrative SCAP * Analysis – Updated (1)

($ B)	Outstandings 9/30/09 (3)	2-Yr. Cumulative Losses (2) Low	Median	High	Implied Cumulative Losses Low	Median	High
First lien mortgage loans	$6.2	3.4%	6.3%	10.3%	$0.2	$0.4	$0.6
Second / junior lien mortgages	6.2	6.3	10.4	13.7	0.4	0.6	0.9
Commercial & industrial	6.6	4.5	6.5	11.0	0.3	0.4	0.7
Commercial real estate	12.2	10.6	12.6	13.9	1.3	1.5	1.7
Other loans and leases	6.1	6.2	7.9	9.3	0.4	0.5	0.6
Total loans and leases	**$37.3**	**8.3%**	**8.8%**	**10.5%**	**$2.6**	**$3.5**	**$4.5**
				Total loss rate	6.9%	**9.3%**	12.0%

Peers 2 Yr. Cumulative Losses	
SunTrust	**8.3%**
KeyCorp	**8.5**
BB & T	**8.6**
PNC Financial	**9.0**
Regions Financial	**9.1**
Fifth Third	**10.5**

* Supervisory Capital Assessment Program – Federal Reserve stress test applied to 19 largest bank holding companies in May 2009

(1) Original internal analysis dated 5/20/09 updated with 9/30/09 outstandings

(2) Loss ranges represent ranges from SCAP analysis relating to the following banks: BBT, FITB, KEY, PNC, RF and STI

(3) Loan balances based on regulatory classifications. Excludes Franklin Credit. This will be updated with 12/31/09 balances once the FRY-9C reports have been generated and filed.

Huntington

149

2-Yr Cumulative Losses (12/10-12/12) 2-Yr Cumulative Losses (12/10-12/12) 2-Yr Cumulative Losses (12/10-12/12) 2-Yr Cumulative Losses (12/10-12/12) ($ MM) 7% 8% 9% 10% Tier 1 Common equity - 12/31/09 $2,894 $2,894 $2,894 $2,894 Pre-tax, pre-provision net revenue (after tax) 1,170 1,170 1,170 1,170 Cumulative losses (after tax) (1,653) (1,889) (2,126) (2,362) Preferred dividends (232) (232) (232) (232) Disallowed deferred tax asset (1) -- (38) (188) (339) Tier 1 Common equity - 12/31/11 $2,877 $2,603 $2,216 $1,829 Tier 1 Common equity ratio - 12/31/11 6.7% 6.0% 5.1% 4.2% Tier 1 Common surplus / (deficit) to 4% $1,150 $876 $489 $102 Tier 1 Common surplus / (deficit) - 5/20/09 $853 $564 $129 $(306) 150 Illustrative SCAP Analysis - Updated (1) Per 10% rule (2) Based on 5/09 original SCAP assumption being held constant 2-Year Cumulative Losses Critical Assumptions (2) Pre-tax, pre-provision net revenue (after tax) 2009 / 2010 pre-tax, pre-provision net revenue of $900 MM annually 12/10 reserve for loan losses of 1.23% of loans (average of 2003-2007) $130 MM losses on securities portfolio Based on regulatory financial reporting

9/30/09 - Illustrative SCAP Analysis (1) 151 Non-Franklin Regulatory Reporting Reconciliations (1) This will be updated with 4Q09 data once the FRY-9C reports have been generated and filed.

9/30/09 - Illustrative SCAP Analysis (1) 152 Non-Franklin Regulatory Reporting Reconciliations (1) This will be updated with 4Q09 data once the FRY-9C reports have been generated and filed.

Capital 153

Capital Actions 154

Capital (1) 4Q09 4Q09 3Q09 2Q09 1Q09 4Q08 Total risk-weighted assets ($B) $43.3 $44.1 $45.5 $46.4 $47.0 Tier 1 leverage 10.09% 11.30% 10.62% 9.67% 9.82% Tier 1 risk-based capital 12.03 13.04 11.85 11.14 10.72 Total risk-based capital 14.41 16.23 14.94 14.26 13.91 Tangible common equity/assets 5.92 6.46 5.68 4.65 4.04 Tangible equity/assets 9.24 9.71 8.99 8.12 7.72 Tier 1 common risk-based capital ratio 6.69 7.82 6.80 5.63 5.05 Double leverage (2) 68 71 74 78 85 (1) Period end (2) (Parent company investments in subsidiaries + goodwill) / equity 155

LLR/NPL ratio 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Tang. Equity / Risk-Weighted Assets 0.0558 0.0659 0.066 0.0839 0.0894 0.1004 Tang. Equity / Assets (TE Ratio) 0.0492 0.059 0.0599 0.0772 0.0812 0.0899 0.0971 0.0924 Tang. Common Equity / Assets (TCE Ratio) 0.0492 0.0481 0.0488 0.0404 0.0465 0.0568 0.0646 0.0592 Tier 1 Common Risk-Based Capital Ratio 0.0558 0.0581 0.0589 0.0505 0.0563 0.068 0.0782 0.0669 Capital Trends (1) End-of-period 156

Total Risk-based Capital Tier I Risk-based Capital Tang. Equity / Risk Weighted Assets Tang. Equity / Assets 3Q02 0.1178 0.0881 0.0764 4Q02 0.1125 0.0834 0.0722 1Q03 0.1104 0.0816 0.07 2Q03 0.1111 0.0832 0.0723 0.0706 3Q03 0.1119 0.084 0.0724 0.0677 4Q03 0.1195 0.0853 0.0731 0.0679 1Q04 0.1213 0.0874 0.076 0.0697 2Q04 0.1256 0.0898 0.0764 0.0695 3Q04 0.1253 0.091 0.0783 0.0711 4Q04 0.1248 0.0908 0.0786 0.0718 1Q05 0.1233 0.0904 0.0784 0.0742 2Q05 0.1239 0.0918 0.0805 0.0736 3Q05 0.127 0.0942 0.0819 0.0739 4Q05 0.1242 0.0913 0.0791 0.0719 1Q06 0.1291 0.0894 0.078 0.0697 2Q06 0.1229 0.0845 0.0729 0.0646 3Q06 0.1281 0.0895 0.0797 0.0713 4Q06 0.1279 0.0893 0.0772 0.0693 1Q07 0.1282 0.0898 0.0777 0.0711 2Q07 0.1349 0.0974 0.0766 0.0687 3Q07 0.1158 0.0835 0.0646 0.057 4Q07 0.1085 0.0751 0.0567 0.0508 1Q08 0.1087 0.0756 0.0558 0.0492 2Q08 0.1205 0.0882 0.0659 0.059 3Q08 0.1203 0.088 0.066 0.0599 4Q08 0.1391 0.1072 0.0839 0.0772 1Q09 0.1426 0.1114 0.0894 0.0812 2Q09 0.1494 0.1185 0.1004 0.0899 3Q09 0.1623 0.1304 0.113 0.0971 4Q09 0.1441 0.1203 0.113 0.0924 Capital Trends Shareholders' Equity Key Equity Ratios (1) (Average $B) Shareholders' Equity 3Q02 2.214 4Q02 2.163 1Q03 2.166 2Q03 2.151 3Q03 2.239 4Q03 2.228 1Q04 2.278 2Q04 2.323 3Q04 2.412 4Q04 2.481 1Q05 2.527 2Q05 2.619 3Q05 2.611 4Q05 2.57 1Q06 2.73 2Q06 2.995 3Q06 2.97 4Q06 3.084 1Q07 3.014 2Q07 3.043 3Q07 6.206 4Q07 6.211 1Q08 5.877 2Q08 6.357 3Q08 6.323 4Q08 7.019 1Q09 7.225 2Q09 4.928 3Q09 5.285 4Q09 5.734 157 End-of-period

Regulatory Capital - 12/31/09 158 Tier 1 Capital Total Capital MTB 0.0859 ZION 0.1032 MI 0.11 PNC 0.115 BBT 0.115 RF 0.116 HBAN 0.1203 CMA 0.1246 ASBC 0.1252 KEY 0.1268 FITB 0.1331 FHN 0.1628 MTB 0.123 ZION 0.1305 ASBC 0.1424 HBAN 0.1441 MI 0.1442 PNC 0.151 BBT 0.157 RF 0.158 KEY 0.1685 CMA 0.1693 FITB 0.1748 FHN 0.2181 6.0% (1) 10.0% (1) (1) Regulatory "well-capitalized" threshold Source: SNL, Company reports

Credit Ratings Senior Subordinated Comm'l. Paper / Notes Notes Short-term Outlook Huntington Bancshares Moody's 4/7/09 Baa2 Baa3 P-2 Negative S&P 6/17/09 BB+ BB B Negative Fitch 9/14/09 BBB BBB- F2 Negative The Huntington National Bank Moody's 4/7/09 Baa1 Baa2 P-2 Negative S&P 6/17/09 BBB- BB+ A-3 Negative Fitch 9/14/09 BBB+ BBB F2 Negative 159

Franchise 160

Midwest financial services holding company Founded - 1866 Headquarters - Columbus, Ohio Total assets - $52 billion Employees (1) - 10,272 Franchise: Footprint 6 states: OH, MI, PA, IN, WV, KY 602 offices / 1,347 ATMs Retail and Business Banking 5 Areas - Mortgage banking + MD, NJ Commercial Banking 11 Regions Commercial Real Estate Auto Finance & Dealer Services Private Financial Group + FL (1) Full-time equivalent (FTE) 161 Huntington Bancshares Overview

Focus on the Midwest (1) Offices 115 ATMs 237 Detroit 3% Grand Rapids 10% Offices 340 ATMs 750 Akron 8% Canton 25% Cincinnati 4% Cleveland 5% Columbus 28% Dayton 6% Toledo 21% Youngstown 20% Offices 50 ATMs 84 Indianapolis 6% Offices 13 ATMs 31 Offices 28 ATMs 130 Charleston 11% Excludes 3 PFG offices in FL and 2 ATMs in MD. Market share at 6/30/09 Offices 602 ATMs 1,364 162 Offices 56 ATMs 132 Pittsburgh 3% The Huntington Franchise - 12/31/09

A Strong Regional Presence Source: SNL Financial, company presentations and filings FDIC deposit data as of June 30, 2009 Deposits - Top 12 MSAs MSA Rank BOs Deposits Share Columbus, OH 1 68 $10,231 27.6% Cleveland, OH 5 60 3,613 5.5 Detroit, MI 8 45 2,874 3.1 Toledo, OH 2 42 2,186 20.6 Pittsburgh, PA 6 40 2,041 2.8 Cincinnati, OH 4 40 1,934 3.6 Youngstown, OH 1 36 1,843 19.9 Indianapolis, IN 4 45 1,705 6.1 Canton, OH 1 23 1,381 24.9 Grand Rapids, MI 3 21 1,223 10.0 Akron, OH 5 17 843 7.5 Charleston, WV 3 8 600 10.8 BOs = Banking offices 163 % Deposits #1 Share markets 36% #1- #3 Share markets 50%

Organization 164

Leadership Team Leadership Team 165 2009 Appointments

Senior Leadership Team Experience-Yrs Position Appointed Banking HBAN Stephen Steinour Chairman, President and CEO 1Q09 29 1 Dan Benhase SEVP-Private Financial Group Director 2Q06 26 9 Kevin Blakely SEVP-Chief Risk Officer 3Q09 35 <1 Jim Dunlap SEVP-Regional & Commercial Banking Director 1Q06 30 30 Don Kimble SEVP-Chief Financial Officer 3Q04 22 5 Mary Navarro SEVP-Retail & Business Banking Director 1Q06 32 7 Daniel Neumeyer SEVP-Chief Credit Officer 3Q09 26 <1 Nick Stanutz SEVP-Dealer Sales Group Director 2Q06 30 23 Randy Stickler SEVP-Commercial Real Estate Director 1Q09 28 <1 Mark Thompson SEVP-Strategy & Segment Performance Director 2Q09 25 <1 Zahid Afzal EVP-Chief Information Officer 1Q06 25 (1) 3 Elizabeth Allen EVP-Dir. of Corporate PR & Communications 3Q09 30 (1) <1 Dick Cheap EVP-General Counsel and Secretary 2Q98 11 11 Shirley Graham EVP-Human Resources Director 1Q09 23 23 Eric Sutphin EVP-Chief Auditor 3Q04 20 4 Tim Barber SVP-Credit Administration & Policy Director 1Q99 20 11 (1) Includes outside of banking 166

Regional Banking Presidents Experience - Yrs Region Appointed Banking HBAN Jim Dunlap* West Michigan 1Q06 30 30 Jim Dunlap (interim) East Michigan Mike Newbold Central Indiana 4Q06 33 6 Sharon Speyer Northwest Ohio 1Q01 21 17 Jerry Kelsheimer Greater Cleveland 1Q05 22 14 Frank Hierro Mahoning Valley 1Q00 30 23 William Shivers Greater Akron/Canton 3Q09 17 2 Jim Kunk Central Ohio 1Q94 27 27 Mark Reitzes Southern Ohio / KY 1Q08 23 16 David Hammer Pittsburgh 3Q09 20 1 Clayton Rice West Virginia 3Q07 22 5 167 * Regional / Commercial Banking Executive

Retail and Business Banking Executives Experience - Yrs Area Appointed Banking HBAN Robert Soroka Northeast Area 2Q09 25 7 Deborah Stein Central Area 2Q09 26 6 Cindy Keitch East Area 2Q09 36 15 Brian Bromley Northwest Area 2Q09 25 23 Jonathan Greenwood West Area 2Q09 24 16 Jeff Rosen Business Banking 2Q09 23 3 168

Business Segment Summary 169

Business Segment Loans & Deposits - 12/31/09 Total Loans - $36.8 B Total Deposits - $40.5 B 170 Retail and Business Banking 0.71 Commercial Banking 0.15 Commercial Real Estate 0.01 Dealer sales 0.006 PFG 0.08 Treasury / Other 0.04 Retail & Business Banking 0.39 Commercial Banking 0.2 Commercial Real Estate 0.2 AFDS 0.13 PFG 0.06 Treasuy / Other 0.01 Commercial Real Estate $7.5 B 20% Retail & Business Banking $14.4 B 39% Treasury / Other (1) $0.4 B 1% (1) Includes Franklin Commercial Banking $7.4 B 20% Auto Finance & Dealer Services $4.6 B 13% Private Financial Group $2.4 B 6% Commercial Real Estate $0.5 B 1% Treasury / Other $1.6 B 4% Retail & Business Banking $28.9 B 71% Commercial Banking $6.0 B 15% Private Financial Group $3.4 B 8% Auto Finance & Dealer Services $0.1 B <1%

171 Business Segment Contribution

Safe Harbor Disclosures 172

Basis of Presentation Use of non-GAAP financial measures This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the current quarter earnings release, this presentation, in the Quarterly Financial Review supplement to the current quarter earnings release, or the Form 8-K related to the filed 1/22/10 earnings press release, which can be found on Huntington's website at huntington-ir.com Annualized data Certain returns, yields, performance ratios, or quarterly growth rates are presented on an "annualized" basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full year or year-over-year amounts. For example, loan and deposit growth rates, as well as net charge-off percentages are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate. Pre-tax, Pre-provision Income One non-GAAP performance metric that Management believes is useful in analyzing underlying performance trends, particularly in times of economic stress, is pre-tax, pre-provision income. This is the level of earnings adjusted to exclude the impact of: provision expense, which is excluded because its absolute level is elevated and volatile in times of economic stress; investment securities gains/losses, which are excluded because in times of economic stress securities market valuations may also become particularly volatile; amortization of intangibles expense, which is excluded because return on tangible common equity is a key metric used by Management to gauge performance trends; and certain items identified by Management (see Significant Items slide) which Management believes may distort the company's underlying performance trends. 173

Basis of Presentation Significant Items From time to time, revenue, expenses, or taxes, are impacted by items judged by Management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by Management at that time to be one-time or short-term in nature. We refer to such items as "Significant Items". Most often, these Significant Items result from factors originating outside the company; e.g., regulatory actions/assessments, windfall gains, changes in accounting principles, one-time tax assessments/refunds, etc. In other cases they may result from Management decisions associated with significant corporate actions out of the ordinary course of business; e.g., merger/restructuring charges, recapitalization actions, goodwill impairment, etc. Even though certain revenue and expense items are naturally subject to more volatility than others due to changes in market and economic environment conditions, as a general rule volatility alone does not define a Significant Item. For example, changes in the provision for credit losses, gains/losses from investment activities, asset valuation writedowns, etc., reflect ordinary banking activities and are, therefore, typically excluded from consideration as a Significant Item. Management believes the disclosure of "Significant Items" in current and prior period results aids analysts/investors in better understanding corporate performance and trends so that they can ascertain which of such items, if any, they may wish to include/exclude from their analysis of the company's performance; i.e., within the context of determining how that performance differed from their expectations, as well as how, if at all, to adjust their estimates of future performance accordingly. To this end, Management has adopted a practice of listing "Significant Items" in its external disclosure documents (e.g., earnings press releases, investor presentations, Forms 10-Q and 10 K). "Significant Items" for any particular period are not intended to be a complete list of items that may materially impact current or future period performance. A number of factors could significantly impact these periods, including those described in Huntington's 2008 Annual Report on Form 10-K and other factors described from time to time in Huntington's other filings with the Securities and Exchange Commission. 174

Basis of Presentation Fully-taxable equivalent interest income and net interest margin Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors. Rounding Please note that columns of data in the following slides may not add due to rounding. Earnings per share equivalent data Significant income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of the company's financial performance against published earnings per share consensus amounts, which typically exclude the impact of significant items. Earnings per share equivalents are usually calculated by applying a 35% effective tax rate to a pre-tax amount to derive an after-tax amount which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is separately disclosed, with this then being the amount used to calculate the earnings per share equivalent. NM or nm Percent changes of 100% or more are typically shown as "nm" or "not meaningful" unless required. Such large percent changes typically reflect the impact of unusual or particularly volatile items within the measured periods. Since the primary purpose of showing a percent change is to discern underlying performance trends, such large percent changes are typically "not meaningful" for such trend analysis purposes. 175

Forward Looking Statements This presentation contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: (1) deterioration in the loan portfolio could be worse than expected due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) changes in economic conditions; (3) movements in interest rates; (4) competitive pressures on product pricing and services; (5) success and timing of other business strategies; (6) extended disruption of vital infrastructure; and (7) the nature, extent, and timing of governmental actions and reforms, including existing and potential future restrictions and limitations imposed in connection with the Troubled Asset Relief Program's voluntary Capital Purchase Plan or otherwise under the Emergency Economic Stabilization Act of 2008. Additional factors that could cause results to differ materially from those described above can be found in Huntington's 2009 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission. All forward-looking statements included in this presentation are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement. 176